UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01241
Eaton Vance Growth Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
August 31
Date of Fiscal Year End
August 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report August 31, 2009

EATON VANCE ASIAN SMALL COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Christopher Darling
Co-Portfolio Manager
•	The fiscal year that ended August 31, 2009, was one of the most volatile periods in recent history. Equity markets across the globe felt the ramifications when U.S. stocks collapsed in the autumn of 2008. After an uncertain start to 2009, a rebound in the second quarter offered evidence that the massive, orchestrated monetary and fiscal stimulus packages were beginning to have an effect. Subsequently, many Asian markets generated strong returns in early March, as investors recognized signs of stabilization in economic fundamentals, which generally lasted through late July. As leading indicators became more favorable and credit conditions began to improve, appetite for risk increased markedly, which resulted in a rally dominated by lower-quality, interest-rate and economically sensitive stocks.

Ng Guan Mean, CFA
Co-Portfolio Manager
•	The most visible improvements were evident in China, where the manufacturing sector expanded for the first time in nine months, driven by enormous fiscal expenditure from the government’s stimulus package. Fears of missing out on renewed economic growth, aided by attractive long-term equity valuations, created strong liquidity flows and pushed markets even higher. In August, the Asian markets began to adopt a more cautious tone on fears of tightening credit and valuation concerns. While China’s economy continued to show signs of growth, questions remained as to whether corporate investment in China would sufficiently replace government support of the stimulus program and keep growth at a sustained level, and as to whether the less-robust recoveries in other world markets would continue to depress export levels.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s1 performance for the fiscal year reflected the volatility that occurred in the broader markets. Fund shares were down approximately 43% for the first six months of the period and rebounded strongly in the second half, returning approximately 69%. Despite the dramatic rally, the Fund underperformed its primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index (the Index),[2] for the one-year period. On a sector basis, stock selection in information technology was the largest detractor from relative returns, while the performance of Fund holdings in Singapore and China detracted the most on a regional level.
•	In the March rally, which was led by the financials and information technology sectors, a cautious stance on investing only in companies with strong balance sheets contributed to the Fund’s underperformance of the Index. While in the short term a defensive positioning in China was not additive to returns, the Fund made investments in Chinese consumer staples and discretionary stocks with a mid-to longer-term outlook, which were attractive given China’s high savings rate, as well as proactive government and monetary policies.
Total Return Performance
8/31/08 – 8/31/09

Class A3	-3.82%
Class B3	-4.31
MSCI All Country Asia ex Japan Small Cap Index[2]	6.19
MSCI All Country Asia ex Japan Index[4]	-2.83
Lipper Pacific Region Funds Average[2]	-8.67
See page 3 for more performance information.

1	The Fund currently invests in a separately registered investment company, Asian Small Companies Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

2	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

3	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

4	The Fund’s primary benchmark has changed from the MSCI All Country Asia ex Japan Index to the MSCI All Country Asia ex Japan Small Cap Index in the belief that it is more representative of the Fund’s investment universe. In accordance with Securities and Exchange Commission regulations, we are including both indices in this report.

1

Eaton Vance Asian Small Companies Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Above-benchmark allocations to India and Indonesia provided a boost to relative performance, as did the performance of Fund holdings in Hong Kong. Security selection in the consumer staples and industrials sectors further contributed to returns.
•	We continue to believe that fiscal and monetary policy in all markets will remain accommodative for as long as the risk of another market dip persists. Although headline economic data has been improving in both Europe and the U.S., rising unemployment and debt deleveraging in these markets will continue to suppress demand for Asian exports. Domestic demand growth in Asia may compensate, but government support is still required in the meantime. Overall, we continue to be positive on the outlook for small-cap investing. As the markets move out of the current phase, we believe a more bottom-up, growth-oriented focus may prevail. The Fund remains overweighted in China and Singapore, with a bias towards energy, information technology and real estate at the sector level.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

China Automation Group, Ltd.	5.5%
ICSA (India), Ltd.	4.4
Midas Holdings, Ltd.	3.9
Ezion Holdings, Ltd.	3.8
CapitaRetail China Trust	3.8
China State Construction International Holdings, Ltd.	3.6
Ruentex Industries, Ltd.	3.6
CDL Hospitality Trusts	3.6
Venture Corp., Ltd.	3.6
Wasion Group Holdings, Ltd.	3.4

[1]	Top 10 Holdings represented 39.2% of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.
Country Weightings2
By net assets

[2]	Reflects the Portfolio’s investments as of 8/31/09. Excludes cash equivalents.

2

Eaton Vance Asian Small Companies Fund as of August 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI All Country Asia ex Japan Small Cap Index, a small-cap index composed of the bottom 15% of the MSCI All Country Asia ex Japan Index by market capitalization, excluding the bottom 1% of such Index, and the MSCI All Country Asia ex Japan Index, a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan. The Fund’s primary benchmark has changed to the MSCI All Country Asia ex Japan Small Cap Index in the belief that it is more representative of the Fund’s investment universe. In accordance with Securities and Exchange Commission regulations, we are including both indices in this report. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the MSCI All Country Asia ex Japan Small Cap Index and the MSCI All Country Asia ex Japan Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B
Share Class Symbols	EVASX	EBASX

Average Annual Total Returns (at net asset value)
One Year	-3.82%	-4.31%
Five Years	6.72	6.17
Ten Years	11.56	N.A.
Life of Fund†	15.95	9.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-9.36%	-8.20%
Five Years	5.46	5.95
Ten Years	10.90	N.A.
Life of Fund†	15.31	9.94

†	Inception dates: Class A: 3/1/99; Class B: 10/8/99.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B

Gross Expense Ratio	2.19%	2.69%
Net Expense Ratio	2.04	2.54

[2]	Source: Prospectus dated 1/1/09, as revised 9/8/09. Net Expense Ratio reflects contractual expense reductions. Eaton Vance Management and Lloyd George Investment Management have agreed to reduce Total Annual Fund Operating Expenses by 0.05% annually. This agreement is contractual in nature and may not be terminated without shareholder approval. The Adviser and the Administrator have agreed to further reduce the Total Annual Fund Operating Expenses by an additional 0.10% annually through April 30, 2010. Thereafter, the expense reduction may be changed or terminated at any time. Without these reductions, expenses would be higher.

*	Source: MSCI, Inc., Lipper, Inc. Class A of the Fund commenced operations on 3/1/99.

A $10,000 hypothetical investment at net asset value in Class B of the Fund on 10/8/99 would have been valued at $25,559 on 8/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns reflect dividends net of foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Asian Small Companies Fund as of August 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 – August 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/09)	(8/31/09)	(3/1/09 – 8/31/09)

Actual
Class A	$1,000.00	$1,689.90	$15.73	**
Class B	$1,000.00	$1,685.20	$19.36	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.50	$11.77	**
Class B	$1,000.00	$1,010.80	$14.50	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.32% for Class A shares and 2.86% for Class B shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a waiver of expenses by affiliates, expenses would be higher.

4

Eaton Vance Asian Small Companies Fund as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investment in Asian Small Companies Portfolio, at value (identified cost, $48,245,063)	$54,289,096
Receivable for Fund shares sold	192,802
Receivable from affiliates	7,013

Total assets	$54,488,911

Liabilities

Payable for Fund shares redeemed	$775,514
Payable to affiliates:
Management fee	11,960
Distribution and service fees	27,651
Accrued expenses	87,861

Total liabilities	$902,986

Net Assets	$53,585,925

Sources of Net Assets

Paid-in capital	$69,473,532
Accumulated net realized loss from Portfolio	(22,205,745)
Accumulated undistributed net investment income	274,105
Net unrealized appreciation from Portfolio	6,044,033

Total	$53,585,925

Class A Shares

Net Assets	$40,429,339
Shares Outstanding	2,922,016
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.84
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.68

Class B Shares

Net Assets	$13,156,586
Shares Outstanding	964,123
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $93,596)	$1,575,514
Interest allocated from Portfolio	1,463
Expenses allocated from Portfolio	(604,612)

Total investment income from Portfolio	$972,365

Expenses

Management fee	$106,894
Distribution and service fees
Class A	146,686
Class B	108,476
Trustees’ fees and expenses	500
Custodian fee	9,797
Transfer and dividend disbursing agent fees	154,217
Legal and accounting services	20,437
Printing and postage	46,758
Registration fees	26,564
Miscellaneous	9,132

Total expenses	$629,461

Deduct —
Reduction and waiver of expenses by affiliates	$38,190

Total expense reductions	$38,190

Net expenses	$591,271

Net investment income	$381,094

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $33,880)	$(21,720,499)
Foreign currency transactions	(192,605)

Net realized loss	$(21,913,104)

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $1,581)	$10,568,706
Foreign currency	8,245

Net change in unrealized appreciation (depreciation)	$10,576,951

Net realized and unrealized loss	$(11,336,153)

Net decrease in net assets from operations	$(10,955,059)

See notes to financial statements

5

Eaton Vance Asian Small Companies Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$381,094	$2,926,918
Net realized gain (loss) from investment and foreign currency transactions	(21,913,104)	16,584,080
Net change in unrealized appreciation (depreciation) from investments and foreign currency	10,576,951	(106,403,749)

Net decrease in net assets from operations	$(10,955,059)	$(86,892,751)

Distributions to shareholders —
From net investment income
Class A	$—	$(1,546,088)
Class B	—	(91,423)
From net realized gain
Class A	(5,066,938)	(24,642,233)
Class B	(1,828,064)	(5,361,982)

Total distributions to shareholders	$(6,895,002)	$(31,641,726)

Transactions in shares of beneficial interest
Proceeds from sale of shares
Class A	$9,059,694	$20,413,239
Class B	1,242,482	2,117,549
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,951,244	17,856,829
Class B	1,268,015	3,732,041
Cost of shares redeemed
Class A	(20,509,952)	(114,247,772)
Class B	(4,081,320)	(11,352,281)
Net asset value of shares exchanged
Class A	196,993	331,969
Class B	(196,993)	(331,969)
Redemption fees	1,324	20,258

Net decrease in net assets from Fund share transactions	$(9,068,513)	$(81,460,137)

Net decrease in net assets	$(26,918,574)	$(199,994,614)

Net Assets

At beginning of year	$80,504,499	$280,499,113

At end of year	$53,585,925	$80,504,499

Accumulated undistributed net investment income included in net assets

At end of year	$274,105	$—

See notes to financial statements

6

Eaton Vance Asian Small Companies Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$17.670		$36.150	$26.440	$18.900	$17.250

Income (Loss) From Operations

Net investment income(1)	$0.115		$0.468	$0.182	$0.246	$0.115
Net realized and unrealized gain (loss)	(1.900)		(14.502)	9.814	7.297	4.949

Total income (loss) from operations	$(1.785)		$(14.034)	$9.996	$7.543	$5.064

Less Distributions

From net investment income	$—		$(0.262)	$(0.095)	$(0.015)	$—
From net realized gain	(2.045)		(4.187)	(0.197)	—	(3.416)

Total distributions	$(2.045)		$(4.449)	$(0.292)	$(0.015)	$(3.416)

Redemption fees(1)	$0.000	(2)	$0.003	$0.006	$0.012	$0.002

Net asset value — End of year	$13.840		$17.670	$36.150	$26.440	$18.900

Total Return(3)	(3.82)%		(44.18)%	37.99%	39.99%	33.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$40,429		$61,395	$232,415	$192,929	$52,018
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.66	%(6)	2.10%	1.99%	2.17%	2.44	%(6)
Net investment income	1.02%		1.58%	0.54%	1.00%	0.65%
Portfolio Turnover of the Portfolio	136%		38%	37%	33%	96%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.10% of average daily net assets for the year ended August 31, 2009). The investment adviser to the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). Absent this waiver and/or subsidy, total return would be lower.

See notes to financial statements

7

Eaton Vance Asian Small Companies Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2009		2008	2007		2006	2005

Net asset value — Beginning of year	$17.550		$35.930	$26.340		$18.910	$19.940

Income (Loss) From Operations

Net investment income (loss)(1)	$0.057		$0.328	$(0.000	)(2)	$0.119	$0.016
Net realized and unrealized gain (loss)	(1.912)		(14.453)	9.781		7.300	5.249

Total income (loss) from operations	$(1.855)		$(14.125)	$9.781		$7.419	$5.265

Less Distributions

From net investment income	$—		$(0.071)	$—		$—	$—
From net realized gain	(2.045)		(4.187)	(0.197)		—	(6.299)

Total distributions	$(2.045)		$(4.258)	$(0.197)		$—	$(6.299)

Redemption fees(1)	$0.000	(2)	$0.003	$0.006		$0.011	$0.004

Net asset value — End of year	$13.650		$17.550	$35.930		$26.340	$18.910

Total Return(3)	(4.31)%		(44.50)%	37.26%		39.29%	32.88%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,157		$19,110	$48,084		$39,904	$12,158
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	3.20	%(6)	2.64%	2.52%		2.68%	2.94	%(6)
Net investment income (loss)	0.52%		1.14%	(0.00	)%(7)	0.49%	0.09%
Portfolio Turnover of the Portfolio	136%		38%	37%		33%	96%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 or $(0.0005) per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.10% of average daily net assets for the year ended August 31, 2009). The investment adviser to the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). Absent this waiver and/or subsidy, total return would lower.

(7)	Amount represents less than (0.005)%.

See notes to financial statements

8

Eaton Vance Asian Small Companies Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (42.6% at August 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,993,887 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017.

Additionally, at August 31, 2009, the Fund had a net capital loss of $11,534,881 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2010.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

9

Eaton Vance Asian Small Companies Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended August 31,
	2009	2008

Distributions declared from:
Ordinary income	$645	$1,637,511
Long-term capital gains	$6,894,357	$30,004,215

During the year ended August 31, 2009, accumulated net realized loss was increased by $1,792,446, accumulated undistributed net investment income was decreased by $106,989, and paid-in capital was increased by $1,899,435 due to differences between book and tax accounting, primarily for investments in passive foreign investment companies (PFICs), foreign capital gains taxes, foreign currency gain (loss) and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,798,794
Capital loss carryforward and post October losses	$(21,528,768)
Net unrealized appreciation	$3,842,367

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2009, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $106,894. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. In addition, effective April 27, 2009, Lloyd George and EVM have agreed to further reduce the Fund’s total operating expenses by an additional 0.10% annually of the Fund’s average daily net assets through April 30, 2010. Thereafter, this expense reduction may be changed or terminated at any time. Such additional reduction is also shared equally

10

Eaton Vance Asian Small Companies Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

by EVM and Lloyd George. Pursuant to these agreements, EVM and Lloyd George were allocated $38,190 of the Fund’s operating expenses for the year ended August 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2009, EVM earned $8,400 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $21,618 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2009. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. Effective May 19, 2006, the Trustees agreed to a change in the percentage of the Class A Plan pertaining to average net assets attributable to shares which remain outstanding for more than one year from 0.25% to 0.20%, such reduction to continue while the Fund was closed to new investors. The rate change was extended when the Fund reopened to new investors on May 9, 2008 and remains in effect. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% of the Fund’s average daily net assets attributable to Class B shares and are made from Lloyd George’s own resources, not Fund assets. For the year ended August 31, 2009, the Fund paid or accrued to EVD $77,204 and $81,277 for Class A and Class B shares, respectively, representing 0.24% and 0.75% of the average daily net assets of Class A and Class B shares, respectively. At August 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $379,000.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2009 amounted to $69,482 and $27,199 for Class A and Class B shares, respectively, representing 0.22% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2009, the Fund was informed that EVD received approximately $50 and $72,000 of CDSCs paid by Class A and Class B shareholders, respectively.

11

Eaton Vance Asian Small Companies Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Investment Transactions

For the year ended August 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,831,517 and $25,108,305, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2009	2008

Sales	758,950	645,648
Issued to shareholders electing to receive payments of distributions in Fund shares	440,495	569,596
Redemptions	(1,770,777)	(4,181,537)
Exchange from Class B shares	18,338	12,469

Net decrease	(552,994)	(2,953,824)

	Year Ended August 31,
Class B	2009	2008

Sales	117,856	68,219
Issued to shareholders electing to receive payments of distributions in Fund shares	142,795	119,349
Redemptions	(366,571)	(424,659)
Exchange to Class A shares	(18,533)	(12,537)

Net decrease	(124,453)	(249,628)

For the years ended August 31, 2009 and August 31, 2008, the Fund received $1,324 and $20,258, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Eaton Vance Asian Small Companies Fund as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust
and Shareholders of Eaton Vance Asian Small
Companies Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

13

Eaton Vance Asian Small Companies Fund as of August 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gain dividends.

Qualified Dividend Income. The Fund designates $1,387,684 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $127,324 and recognized foreign source income of $1,669,110.

Capital Gain Dividends. The Fund designates $6,895,002 as a capital gain dividend.

14

Asian Small Companies Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.6%

Security	Shares	Value

China — 37.4%

Construction & Engineering — 3.6%

China State Construction International Holdings, Ltd.	11,301,600	$4,611,707

		$4,611,707

Containers & Packaging — 1.6%

AMVIG Holdings, Ltd.	3,016,000	$2,052,668

		$2,052,668

Electronic Equipment, Instruments & Components — 9.9%

Inspur International, Ltd.	27,320,000	$4,092,817
Ju Teng International Holdings, Ltd.	5,640,000	4,186,160
Wasion Group Holdings, Ltd.	4,750,000	4,319,886

		$12,598,863

Food Products — 4.4%

China Green (Holdings), Ltd.	2,736,000	$2,874,128
Uni-President China Holdings, Ltd.	4,807,000	2,674,319

		$5,548,447

Machinery — 5.5%

China Automation Group, Ltd.	15,656,000	$7,034,372

		$7,034,372

Metals & Mining — 3.9%

Midas Holdings, Ltd.	8,523,000	$5,027,952

		$5,027,952

Real Estate Investment Trusts (REITs) — 3.8%

CapitaRetail China Trust	5,556,000	$4,818,256

		$4,818,256

Real Estate Management & Development — 3.8%

KWG Property Holding, Ltd.	3,995,500	$2,344,262
SOHO China, Ltd.	3,702,500	1,967,556
SPG Land (Holdings) Ltd.	1,354,000	487,358

		$4,799,176

Textiles, Apparel & Luxury Goods — 0.9%

Ports Design, Ltd.	497,000	$1,137,575

		$1,137,575

Total China (identified cost $34,564,134)		$47,629,016

Hong Kong — 2.7%

Commercial Banks — 1.6%

Dah Sing Financial Group Ltd.	377,600	$2,036,146

		$2,036,146

Hotels, Restaurants & Leisure — 0.2%

Fairwood Holdings, Ltd.	275,500	$229,580

		$229,580

Media — 0.9%

Pico Far East Holdings, Ltd.	8,212,000	$1,220,104

		$1,220,104

Textiles, Apparel & Luxury Goods — 0.0%

Peace Mark (Holdings), Ltd.(1)(2)	14,298,000	$0

		$0

Total Hong Kong
(identified cost $6,323,967)		$3,485,830

India — 10.2%

Chemicals — 1.5%

United Phosphorus, Ltd.	562,040	$1,958,942

		$1,958,942

Consumer Finance — 1.2%

Shriram Transport Finance Co., Ltd.	208,250	$1,556,982

		$1,556,982

Electrical Equipment — 0.9%

Crompton Greaves, Ltd.	163,920	$1,086,742

		$1,086,742

See notes to financial statements

15

Asian Small Companies Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.2%

Petronet LNG, Ltd.	1,044,690	$1,567,564

		$1,567,564

Real Estate Management & Development — 1.0%

Indiabulls Real Estate, Ltd.(1)	227,766	$1,274,939

		$1,274,939

Software — 4.4%

ICSA (India), Ltd.	1,304,111	$5,594,387

		$5,594,387

Total India (identified cost $9,797,112)		$13,039,556

Indonesia — 6.7%

Commercial Banks — 0.1%

PT Bank Tabungan Pensiunan Nasional Tbk(1)	454,500	$125,975

		$125,975

Construction Materials — 1.0%

PT Semen Gresik (Persero) Tbk	2,222,500	$1,310,613

		$1,310,613

Multiline Retail — 1.2%

PT Ramayana Lestari Sentosa Tbk	22,774,000	$1,446,415

		$1,446,415

Oil, Gas & Consumable Fuels — 2.6%

PT Indo Tambangraya Megah Tbk	1,382,500	$3,347,967

		$3,347,967

Real Estate Management & Development — 0.9%

PT Ciputra Property Tbk(1)	30,306,000	$1,096,147

		$1,096,147

Trading Companies & Distributors — 0.9%

PT AKR Corporindo Tbk	14,089,500	$1,175,067

		$1,175,067

Total Indonesia (identified cost $5,999,249)		$8,502,184

Malaysia — 1.1%

Construction & Engineering — 1.1%

Dialog Group Bhd	3,914,500	$1,328,782

Total Malaysia (identified cost $1,339,870)		$1,328,782

Singapore — 20.5%

Air Freight & Logistics — 0.5%

Singapore Post, Ltd.	1,028,000	$666,955

		$666,955

Commercial Banks — 0.5%

DBS Group Holdings, Ltd.	70,000	$614,716

		$614,716

Consumer Finance — 2.0%

Hong Leong Finance, Ltd.	1,284,000	$2,550,863

		$2,550,863

Electronic Equipment, Instruments & Components — 3.6%

Venture Corp., Ltd.	759,000	$4,535,817

		$4,535,817

Energy Equipment & Services — 5.6%

Ezion Holdings, Ltd.	9,026,000	$4,824,160
Ezra Holdings, Ltd.(1)	2,052,000	2,334,511

		$7,158,671

Industrial Conglomerates — 0.2%

Hong Leong Asia, Ltd.	193,000	$218,245

		$218,245

Oil, Gas & Consumable Fuels — 2.5%

Straits Asia Resources, Ltd.	2,183,000	$3,197,656

		$3,197,656

See notes to financial statements

16

Asian Small Companies Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 4.4%

CDL Hospitality Trusts	4,660,000	$4,562,897
Frasers Centrepoint Trust	1,502,000	1,052,489

		$5,615,386

Real Estate Management & Development — 1.2%

Guocoland, Ltd.	624,000	$905,104
Wheelock Properties (Singapore), Ltd.	546,000	685,427

		$1,590,531

Total Singapore
(identified cost $18,842,941)		$26,148,840

South Korea — 3.7%

Diversified Consumer Services — 1.0%

MegaStudy Co., Ltd.	6,079	$1,214,593

		$1,214,593

Insurance — 1.1%

Korean Reinsurance Co.	157,390	$1,428,383

		$1,428,383

Media — 1.6%

Woongjin Thinkbig Co., Ltd.	130,010	$2,094,148

		$2,094,148

Total South Korea
(identified cost $4,370,986)		$4,737,124

Taiwan — 12.2%

Capital Markets — 0.5%

Polaris Securities Co., Ltd.(1)	1,153,000	$557,480

		$557,480

Chemicals — 1.8%

Taiwan Fertilizer Co., Ltd.	792,000	$2,291,407

		$2,291,407

Computers & Peripherals — 1.2%

Simplo Technology Co., Ltd.	342,100	$1,543,381

		$1,543,381

Hotels, Restaurants & Leisure — 0.6%

Formosa International Hotels Corp.	66,330	$786,782

		$786,782

Real Estate Management & Development — 2.9%

Huaku Development Co., Ltd.	860,000	$1,852,307
Hung Poo Real Estate Development Corp.	1,633,000	1,864,611

		$3,716,918

Semiconductors & Semiconductor Equipment — 1.6%

Greatek Electronics, Inc.	2,270,320	$2,082,682

		$2,082,682

Textiles, Apparel & Luxury Goods — 3.6%

Ruentex Industries, Ltd.(1)	3,972,000	$4,601,303

		$4,601,303

Total Taiwan (identified cost $14,616,936)		$15,579,953

Thailand — 2.1%

Consumer Finance — 1.2%

Tisco Financial Group Public Co., Ltd.	3,062,700	$1,602,942

		$1,602,942

Media — 0.9%

BEC World Public Co., Ltd.	2,034,900	$1,118,866

		$1,118,866

Total Thailand (identified cost $2,759,526)		$2,721,808

Total Common Stocks
(identified cost $98,614,721)		$123,173,093

See notes to financial statements

17

Asian Small Companies Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 1.6%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/09	$2,047	$2,046,911

Total Short-Term Investments
(identified cost $2,046,911)		$2,046,911

Total Investments — 98.2%
(identified cost $100,661,632)		$125,220,004

Other Assets, Less Liabilities — 1.8%		$2,272,749

Net Assets — 100.0%		$127,492,753

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

18

Asian Small Companies Portfolio as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investments, at value (identified cost, $100,661,632)	$125,220,004
Foreign currency, at value (identified cost, $1,673,271)	1,669,158
Dividends and interest receivable	206,410
Receivable for investments sold	1,018,813

Total assets	$128,114,385

Liabilities

Payable for investments purchased	$329,738
Payable to affiliates:
Investment adviser fee	80,661
Administration fee	27,402
Accrued foreign capital gains taxes	16,002
Accrued expenses	167,829

Total liabilities	$621,632

Net Assets applicable to investors interest in Portfolio	$127,492,753

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$102,953,819
Net unrealized appreciation	24,538,934

Total	$127,492,753

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends (net of foreign taxes, $200,553)	$3,303,850
Interest	3,083

Total investment income	$3,306,933

Expenses

Investment adviser fee	$681,228
Administration fee	227,422
Trustees’ fees and expenses	4,416
Custodian fee	300,627
Legal and accounting services	51,238
Miscellaneous	7,244
Total expenses	$1,272,175

Deduct —
Reduction of custodian fee	$36

Total expense reductions	$36

Net expenses	$1,272,139

Net investment income	$2,034,794

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $77,034)	$(35,926,868)
Foreign currency transactions	(386,301)

Net realized loss	$(36,313,169)

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $1,742)	$18,228,152
Foreign currency	10,320

Net change in unrealized appreciation (depreciation)	$18,238,472

Net realized and unrealized loss	$(18,074,697)

Net decrease in net assets from operations	$(16,039,903)

See notes to financial statements

19

Asian Small Companies Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$2,034,794	$10,615,840
Net realized gain (loss) from investment and foreign currency transactions	(36,313,169)	43,148,615
Net change in unrealized appreciation (depreciation) from investments and foreign currency	18,238,472	(238,770,491)

Net decrease in net assets from operations	$(16,039,903)	$(185,006,036)

Capital transactions —
Contributions	$26,211,517	$26,693,621
Withdrawals	(39,970,764)	(378,222,267)

Net decrease in net assets from capital transactions	$(13,759,247)	$(351,528,646)

Net decrease in net assets	$(29,799,150)	$(536,534,682)

Net Assets

At beginning of year	$157,291,903	$693,826,585

At end of year	$127,492,753	$157,291,903

See notes to financial statements

20

Asian Small Companies Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.40%	1.22%	1.14%	1.20%	1.27	%(2)
Net investment income	2.24%	2.39%	1.42%	2.01%	1.76%
Portfolio Turnover	136%	38%	37%	33%	96%

Total Return	(2.59)%	(43.66)%	39.14%	41.33%	35.07%

Net assets, end of year (000’s omitted)	$127,493	$157,292	$693,827	$488,982	$171,610

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements

21

Asian Small Companies Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2009, Eaton Vance Asian Small Companies Fund held a 42.6% interest in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held a 57.4% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

22

Asian Small Companies Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2009, the investment adviser fee was 0.75% of the Portfolio’s average daily net assets and amounted to $681,228. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2009, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $227,422.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $124,557,454 and $131,070,116, respectively, for the year ended August 31, 2009.

23

Asian Small Companies Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$104,349,684

Gross unrealized appreciation	$25,984,038
Gross unrealized depreciation	(5,113,718)

Net unrealized appreciation	$20,870,320

The net unrealized depreciation on foreign currency transactions, including foreign capital gains taxes, at August 31, 2009, on a federal income tax basis was $19,438.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At August 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
China	$—	$47,629,016		$—	$47,629,016
Hong Kong	—	3,485,830		0	3,485,830
India	—	13,039,556		—	13,039,556
Indonesia	—	8,502,184		—	8,502,184
Malaysia	—	1,328,782		—	1,328,782
Singapore	—	26,148,840		—	26,148,840
South Korea	—	4,737,124		—	4,737,124
Taiwan	—	15,579,953		—	15,579,953
Thailand	1,118,866	1,602,942		—	2,721,808

Total Common Stocks	$1,118,866	$122,054,227	*	$0	$123,173,093

Short-Term Investments	$—	$2,046,911		$—	$2,046,911

Total Investments	$1,118,866	$124,101,138		$0	$125,220,004

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occured after the close of trading in their applicable foreign markets.

24

Asian Small Companies Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobserved inputs were used to determine fair value:

Investment in
Common Stocks

Balance as of August 31, 2008	$—
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(2,747,942)
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfers to (from) Level 3	2,747,942

Balance as of August 31, 2009	$0

Change in net unrealized appreciation (depreciation) on investments still held as of August 31, 2009*	$(2,747,942)

*	Amount is included in the related amount on investments in the Statement of Operations.

All Level 3 investments held at August 31, 2009 were valued at $0.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

25

Asian Small Companies Portfolio as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Asian Small Companies Portfolio:
We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

26

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Asian Small Companies Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Asian Small Companies Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (the “Administrator”), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

28

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management, advisory and administrative fee rates payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Darling, Kerr, Lloyd George and Ng is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, and “Lloyd George” refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a direct, wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

30

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1996	Chairman of LGM and Lloyd George. Officer of 4 registered investment companies managed by EVM or BMR.

Christopher Darling(2) 6/9/64	Vice President of the Portfolio	Since 2008	Director of Research of Lloyd George (since 2007). Previously, an equity sales person at Fox-Pitt Kelton in London (2005-2006) and an investment consultant (2004). Officer of 2 registered investment companies managed by EVM or BMR.

William Walter Releigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1996	Chief Executive Officer of LGM and Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Ng Guan Mean(2) 10/16/74	Vice President of the Portfolio	Since 2008	Portfolio Manager at Lloyd George (since 2007). Previously, a portfolio manager at DBS Asset Management (2006-2007) and an assistant investment manager at The Asia Life Assurance Society Limited (2000-2006). Officer of 1 registered investment company managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	The business address for Messrs. Darling, Kerr, Lloyd George and Ng is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Asian Small Companies Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

405-10/09	ASSRC

Eaton Vance
Investment Managers

Annual Report August 31, 2009

EATON VANCE GREATER CHINA GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
     Pamela Chan
Portfolio Manager
•	The fiscal year that ended August 31, 2009, was one of the most volatile periods in recent history. Equity markets across the globe felt the ramifications when U.S. stocks collapsed in the autumn of 2008. After an uncertain start to 2009, a rebound in the second quarter offered evidence that the massive, orchestrated monetary and fiscal stimulus packages were beginning to have an effect. Subsequently, many Asian markets generated strong returns in early March, as investors recognized signs of stabilization in economic fundamentals, which generally lasted through late July. As leading indicators became more favorable and credit conditions began to improve, appetite for risk increased markedly, which resulted in a rally dominated by lower-quality, interest-rate and economically sensitive stocks.

•	The most visible improvements were evident in China, where the manufacturing sector expanded for the first time in nine months, driven by enormous fiscal expenditure from the government’s stimulus package. Fears of missing out on renewed economic growth, aided by attractive long-term equity valuations, created strong liquidity flows and pushed markets even higher. In August, the Asian markets began to adopt a more cautious tone on fears of tightening credit and valuation concerns. While China’s economy continued to show signs of growth, questions remained as to whether corporate investment in China would sufficiently replace government support of the stimulus program and keep growth at a sustained level, and as to whether the less-robust recoveries in other world markets would continue to depress export levels.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s1 performance for the fiscal year reflected the volatility that occurred in the broader markets. Fund shares were down approximately 35% for the first six months of the period and rebounded strongly in the second half, returning approximately 53%. For the one-year period, the Fund[1] outperformed both its benchmark MSCI Golden Dragon Index and its Lipper peer group.[2]

•	Relative performance was supported by stock selection in the information technology, industrials and energy sectors, as well as by security selection in Hong Kong and Taiwan. On a relative basis, returns were restrained by an overweighting and stock selection in telecommunication services, an overweighting in health care and securities selection in consumer staples.

•	The Fund was overweighted in China and underweighted in both Hong Kong and Taiwan, with a more aggressive underweight in the latter. The Fund’s overweighting in China during the period was based on the belief that its economy may continue to grow at a reasonably strong rate over the medium term, despite much slower corporate earnings growth in 2009. The Fund maintained its underweighting in Hong Kong versus China, as management perceived the Hong Kong economy to have weaker fiscal policies, as well as an underweighting in Taiwan, based on our historical view of this market as a cyclical one, given the dominance of technology companies/earnings in Taiwan.
Total Return Performance
8/31/08 — 8/31/09

Class A3	-0.09%
Class B3	-0.63
Class C3	-0.63
MSCI Golden Dragon Index[2]	-3.60
Lipper China Region Funds Average[2]	-3.07
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Greater China Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

1

Eaton Vance Greater China Growth Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In general, the Fund was overweight in the consumer discretionary, health care, telecommunication services and materials sectors. The largest overweight was in the consumer discretionary space in China, on the strength of growing consumer consumption. An added attraction in this sector was the strong balance sheets of Chinese consumer companies. The Fund was underweight in the information technology, utilities, energy and financials sectors.

•	In China, macroeconomic data released during August continued to point toward recovery, although July growth numbers began to show a slight slowdown in the rate of growth. Fixed asset investment continued to grow at a rapid rate, albeit down from peak levels in May. Industrial production showed growth just ahead of June levels, while net lending finally slowed. Nervousness about the beginning of a tighter monetary and fiscal policy phase hovered over the market in August and is likely to continue to do so. We continue to believe that fiscal and monetary policy in all markets will remain accommodative for as long as the risk of another market dip persists.

•	In selecting stocks, management seeks companies it believes will benefit from economic development and growth, primarily in the China region. Management considers companies in a broad range of market capitalizations, including smaller companies. Management focuses on companies it believes will grow in value over time, regardless of short-term market fluctuations.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

China Mobile, Ltd.	4.0%
China Construction Bank, Class H	3.8
China Life Insurance Co., Ltd., Class H	3.5
Tencent Holdings, Ltd.	3.1
Taiwan Semiconductor Manufacturing Co., Ltd.	3.1
Bank of China, Ltd., Class H	3.0
Industrial & Commercial Bank of China, Ltd., Class H	2.8
Hon Hai Precision Industry Co., Ltd.	2.5
China Shenhua Energy Co., Ltd., Class H	2.4
NetEase.com, Inc. ADR	2.2

[1]	Top 10 Holdings represented 30.4% of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	Reflects the Portfolio’s investments as of 8/31/09. Excludes cash equivalents.

2

Eaton Vance Greater China Growth Fund as of August 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI Golden Dragon Index, a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. The MSCI Golden Dragon Index commenced on September 30, 1996; for the period from 9/30/96 -12/31/00, the MSCI Golden Dragon Index data were calculated using gross dividends, without consideration for taxes; from 12/31/00 — 8/31/09, the Index data were calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/00. The Index line on the chart reflects that adjustment. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Golden Dragon Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbols	EVCGX	EMCGX	ECCGX

Average Annual Total Returns (at net asset value)
One Year	-0.09%	-0.63%	-0.63%
Five Years	15.52	14.94	14.95
Ten Years	8.12	7.50	7.46
Life of Fund†	6.26	4.80	2.34

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.83%	-4.73%	-1.45%
Five Years	14.16	14.71	14.95
Ten Years	7.48	7.50	7.46
Life of Fund†	5.88	4.80	2.34

†	Inception Dates — Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.17%	2.67%	2.67%
Net Expense Ratio	2.12	2.62	2.62

[2]	Source: Prospectus dated 1/1/09, as revised 9/8/09. Net Expense Ratio reflects a contractual expense reduction. Eaton Vance Management and Lloyd George Investment Management have agreed to reduce Total Annual Fund Operating Expenses by 0.05% annually. This agreement is contractual in nature and may not be terminated without shareholder approval. Without this reduction, expenses would be higher.

*	Source: MSCI, Inc., Lipper, Inc. Class A of the Fund commenced operations on 10/28/92.

A $10,000 hypothetical investment at net asset value in Class B and Class C of the Fund on 8/31/99 would have been valued at $20,620 and $20,552, respectively, on 8/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater China Growth Fund as of August 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 – August 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Greater China Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/09)	(8/31/09)	(3/1/09 – 8/31/09)

Actual
Class A	$1,000.00	$1,535.00	$14.50
Class B	$1,000.00	$1,531.10	$17.67
Class C	$1,000.00	$1,530.30	$17.67

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.80	$11.52
Class B	$1,000.00	$1,011.20	$14.04
Class C	$1,000.00	$1,011.20	$14.04

*	Expenses are equal to the Fund’s annualized expense ratio of 2.27% for Class A shares, 2.77% for Class B shares and 2.77% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater China Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investment in Greater China Growth Portfolio, at value (identified cost, $214,866,628)	$236,539,599
Receivable for Fund shares sold	277,280
Receivable from affiliates	10,419

Total assets	$236,827,298

Liabilities

Payable for Fund shares redeemed	$1,416,042
Payable to affiliates:
Management fee	54,180
Distribution and service fees	138,374
Accrued expenses	221,236

Total liabilities	$1,829,832

Net Assets	$234,997,466

Sources of Net Assets

Paid-in capital	$224,697,199
Accumulated net realized loss from Portfolio	(12,580,264)
Accumulated undistributed net investment income	1,207,560
Net unrealized appreciation from Portfolio	21,672,971

Total	$234,997,466

Class A Shares

Net Assets	$157,460,806
Shares Outstanding	8,166,079
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.28
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.46

Class B Shares

Net Assets	$29,580,083
Shares Outstanding	1,559,359
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.97

Class C Shares

Net Assets	$47,956,577
Shares Outstanding	2,533,774
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $539,960)	$6,297,077
Interest allocated from Portfolio	36,505
Expenses allocated from Portfolio	(2,323,874)

Total investment income from Portfolio	$4,009,708

Expenses

Management fee	$478,940
Distribution and service fees
Class A	648,012
Class B	239,209
Class C	377,043
Trustees’ fees and expenses	500
Custodian fee	31,694
Transfer and dividend disbursing agent fees	550,244
Legal and accounting services	24,366
Printing and postage	110,441
Registration fees	50,774
Miscellaneous	11,681

Total expenses	$2,522,904

Deduct —
Expense reduction by affiliates	$96,244

Total expense reductions	$96,244

Net expenses	$2,426,660

Net investment income	$1,583,048

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(13,033,804)
Foreign currency transactions	(375,488)

Net realized loss	$(13,409,292)

Change in unrealized appreciation (depreciation) —
Investments	$(2,180,587)
Foreign currency	47,137

Net change in unrealized appreciation (depreciation)	$(2,133,450)

Net realized and unrealized loss	$(15,542,742)

Net decrease in net assets from operations	$(13,959,694)

See notes to financial statements

5

Eaton Vance Greater China Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income (loss)	$1,583,048	$(1,791,962)
Net realized gain (loss) from investment and foreign currency transactions	(13,409,292)	50,958,321
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,133,450)	(155,999,638)

Net decrease in net assets from operations	$(13,959,694)	$(106,833,279)

Distributions to shareholders —
From net realized gain
Class A	(20,231,788)	(17,722,090)
Class B	(3,772,394)	(3,116,569)
Class C	(5,820,975)	(5,072,617)

Total distributions to shareholders	$(29,825,157)	$(25,911,276)

Transactions in shares of beneficial interest
Proceeds from sale of shares
Class A	$27,065,790	$99,273,486
Class B	4,786,149	14,492,215
Class C	12,379,037	31,023,025
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,803,507	14,764,043
Class B	3,157,622	2,556,933
Class C	4,332,053	3,724,124
Cost of shares redeemed
Class A	(45,618,437)	(111,636,690)
Class B	(5,965,639)	(14,138,342)
Class C	(13,979,243)	(34,028,268)
Net asset value of shares exchanged
Class A	1,007,854	1,967,200
Class B	(1,007,854)	(1,967,200)
Redemption fees	29,113	121,181

Net increase in net assets from Fund share transactions	$2,989,952	$6,151,707

Net decrease in net assets	$(40,794,899)	$(126,592,848)

Net Assets

At beginning of year	$275,792,365	$402,385,213

At end of year	$234,997,466	$275,792,365

Accumulated undistributed net investment income included in net assets

At end of year	$1,207,560	$—

See notes to financial statements

6

Eaton Vance Greater China Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$23.310	$32.700	$18.010	$14.590	$12.070

Income (Loss) From Operations

Net investment income (loss)(1)	$0.164	$(0.090)	$(0.068)	$0.045	$0.124
Net realized and unrealized gain (loss)	(1.265)	(7.353)	14.783	3.490	2.422

Total income (loss) from operations	$(1.101)	$(7.443)	$14.715	$3.535	$2.546

Less Distributions

From net investment income	$—	$—	$(0.030)	$(0.117)	$(0.029)
From net realized gain	(2.932)	(1.956)	—	—	—

Total distributions	$(2.932)	$(1.956)	$(0.030)	$(0.117)	$(0.029)

Redemption fees(1)	$0.003	$0.009	$0.005	$0.002	$0.003

Net asset value — End of year	$19.280	$23.310	$32.700	$18.010	$14.590

Total Return(2)	(0.09)%	(24.79)%	81.80%	24.38%	21.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$157,461	$187,994	$274,135	$131,283	$88,860
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.32%	2.12%	2.15%	2.35%	2.47	%(4)
Expenses after custodian fee reduction(3)	2.32%	2.12%	2.15%	2.34%	2.36	%(4)
Net investment income (loss)	0.99%	(0.29)%	(0.28)%	0.27%	0.89%
Portfolio Turnover of the Portfolio	62%	48%	62%	49%	79%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser to the Portfolio waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements

7

Eaton Vance Greater China Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$23.110	$32.580	$18.010	$14.590	$12.110

Income (Loss) From Operations

Net investment income (loss)(1)	$0.081	$(0.240)	$(0.192)	$(0.037)	$0.060
Net realized and unrealized gain (loss)	(1.292)	(7.283)	14.757	3.497	2.417

Total income (loss) from operations	$(1.211)	$(7.523)	$14.565	$3.460	$2.477

Less Distributions

From net investment income	$—	$—	$—	$(0.042)	$—
From net realized gain	(2.932)	(1.956)	—	—	—

Total distributions	$(2.932)	$(1.956)	$—	$(0.042)	$—

Redemption fees(1)	$0.003	$0.009	$0.005	$0.002	$0.003

Net asset value — End of year	$18.970	$23.110	$32.580	$18.010	$14.590

Total Return(2)	(0.63)%	(25.13)%	80.90%	23.77%	20.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$29,580	$33,850	$48,913	$23,533	$16,935
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.82%	2.62%	2.65%	2.85%	2.97	%(4)
Expenses after custodian fee reduction(3)	2.82%	2.62%	2.65%	2.84%	2.86	%(4)
Net investment income (loss)	0.49%	(0.78)%	(0.79)%	(0.22)%	0.42%
Portfolio Turnover of the Portfolio	62%	48%	62%	49%	79%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements

8

Eaton Vance Greater China Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$23.070	$32.520	$17.980	$14.580	$12.120

Income (Loss) From Operations

Net investment income (loss)(1)	$0.081	$(0.245)	$(0.190)	$(0.026)	$0.066
Net realized and unrealized gain (loss)	(1.292)	(7.258)	14.725	3.482	2.418

Total income (loss) from operations	$(1.211)	$(7.503)	$14.535	$3.456	$2.484

Less Distributions

From net investment income	$—	$—	$—	$(0.058)	$(0.027)
From net realized gain	(2.932)	(1.956)	—	—	—

Total distributions	$(2.932)	$(1.956)	$—	$(0.058)	$(0.027)

Redemption fees(1)	$0.003	$0.009	$0.005	$0.002	$0.003

Net asset value — End of year	$18.930	$23.070	$32.520	$17.980	$14.580

Total Return(2)	(0.63)%	(25.12)%	80.87%	23.78%	20.54%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$47,957	$53,948	$79,337	$32,547	$17,168
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.82%	2.62%	2.65%	2.85%	2.97	%(4)
Expenses after custodian fee reduction(3)	2.82%	2.62%	2.65%	2.84%	2.86	%(4)
Net investment income (loss)	0.49%	(0.80)%	(0.78)%	(0.15)%	0.48%
Portfolio Turnover of the Portfolio	62%	48%	62%	49%	79%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements

9

Eaton Vance Greater China Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of August 31, 2009, the Fund offered three classes of shares. Effective September 30, 2009, the Fund began offering Class I shares which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,033,804 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10

Eaton Vance Greater China Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended August 31,
	2009	2008

Distributions declared from:
Ordinary income	$—	$1,437,155
Long-term capital gains	$29,825,157	$24,474,121

During the year ended August 31, 2009, accumulated net realized loss was increased by $4,350,144, accumulated undistributed net investment income was decreased by $375,488 and paid-in capital was increased by $4,725,632 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,207,560
Capital loss carryforward	$(13,033,804)
Net unrealized appreciation	$22,126,511

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2009, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $478,940. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $96,244 of the Fund’s operating expenses for the year ended August 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2009, EVM earned $26,467 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $44,184 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their

11

Eaton Vance Greater China Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George’s own resources, not Fund assets. For the year ended August 31, 2009, the Fund paid or accrued to EVD $406,264, $179,407 and $282,782 for Class A, Class B and Class C shares, respectively, representing 0.31%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At August 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,236,000 and $14,251,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2009 amounted to $241,748, $59,802 and $94,261 for Class A, Class B and Class C shares, respectively, representing 0.19%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2009, the Fund was informed that EVD received approximately $4,000, $97,000 and $15,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $37,373,911 and $65,699,977, respectively.

12

Eaton Vance Greater China Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2009	2008

Sales	1,611,394	2,916,959
Issued to shareholders electing to receive payments of distributions in Fund shares	1,191,738	416,006
Redemptions	(2,762,361)	(3,717,987)
Exchange from Class B shares	61,523	64,592

Net increase (decrease)	102,294	(320,430)

	Year Ended August 31,
Class B	2009	2008

Sales	292,159	423,591
Issued to shareholders electing to receive payments of distributions in Fund shares	226,868	72,455
Redemptions	(362,260)	(467,552)
Exchange to Class A shares	(62,356)	(64,991)

Net increase (decrease)	94,411	(36,497)

	Year Ended August 31,
Class C	2009	2008

Sales	742,311	897,813
Issued to shareholders electing to receive payments of distributions in Fund shares	311,883	105,709
Redemptions	(859,361)	(1,104,041)

Net increase (decrease)	194,833	(100,519)

For the years ended August 31, 2009 and August 31, 2008, the Fund received $29,113 and $121,181, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance Greater China Growth Fund as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust
and Shareholders of Eaton Vance Greater China
Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

14

Eaton Vance Greater China Growth Fund as of August 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gain dividends.

Qualified Dividend Income. The Fund designates $5,428,273 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $539,960 and recognized foreign source income of $6,837,037.

Capital Gain Dividends. The Fund designates $29,825,157 as a capital gain dividend.

15

Greater China Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.9%

Security	Shares	Value

China — 62.4%

Air Freight & Logistics — 0.5%

Shenzhen International Holdings, Ltd.	15,935,000	$1,172,073

		$1,172,073

Chemicals — 0.9%

China Bluechemical, Ltd., Class H	4,152,000	$2,246,163

		$2,246,163

Commercial Banks — 9.6%

Bank of China, Ltd., Class H	14,592,000	$7,097,229
China Construction Bank, Class H	12,029,000	9,065,357
Industrial & Commercial Bank of China, Ltd., Class H	9,626,000	6,571,546

		$22,734,132

Construction Materials — 2.6%

Anhui Conch Cement Co., Ltd., Class H	510,000	$3,253,104
China National Building Material Co., Ltd., Class H	1,342,000	2,826,399

		$6,079,503

Diversified Consumer Services — 2.0%

New Oriental Education & Technology Group, Inc. ADR(1)	67,400	$4,761,810

		$4,761,810

Diversified Telecommunication Services — 0.9%

China Telecom Corp., Ltd., Class H	4,008,000	$2,066,234

		$2,066,234

Electrical Equipment — 1.4%

China High Speed Transmission Equipment Group Co., Ltd.	1,490,000	$3,214,117

		$3,214,117

Electronic Equipment, Instruments & Components — 1.0%

Kingboard Chemical Holdings, Ltd.	718,500	$2,281,805

		$2,281,805

Food Products — 2.3%

China Agri-Industries Holdings, Ltd.	4,123,000	$2,894,158
China Mengniu Dairy Co., Ltd.(1)	1,049,000	2,480,345

		$5,374,503

Health Care Equipment & Supplies — 1.6%

Mindray Medical International, Ltd. ADR	124,800	$3,856,320

		$3,856,320

Household Durables — 0.6%

Skyworth Digital Holdings, Ltd.	3,726,000	$1,311,911

		$1,311,911

Independent Power Producers & Energy Traders — 1.1%

China Resources Power Holdings Co., Ltd.	1,046,000	$2,532,323

		$2,532,323

Industrial Conglomerates — 1.3%

Shanghai Industrial Holdings, Ltd.	658,000	$3,164,653

		$3,164,653

Insurance — 4.4%

China Life Insurance Co., Ltd., Class H	1,954,000	$8,231,667
Ping An Insurance (Group) Co. of China, Ltd., Class H	298,000	2,228,632

		$10,460,299

Internet Software & Services — 5.3%

NetEase.com, Inc. ADR(1)	123,800	$5,198,362
Tencent Holdings, Ltd.	498,000	7,430,259

		$12,628,621

Machinery — 1.1%

China South Locomotive and Rolling Stock Corp., Ltd., Class H	4,258,000	$2,527,882

		$2,527,882

Marine — 1.1%

China COSCO Holdings Co., Ltd., Class H	2,161,500	$2,618,464

		$2,618,464

See notes to financial statements

16

Greater China Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Media — 0.8%

AirMedia Group, Inc. ADR(1)	244,593	$1,792,867

		$1,792,867

Metals & Mining — 2.6%

China Metal Recycling Holdings, Ltd.(1)	2,615,400	$2,628,746
Zijin Mining Group Co., Ltd., Class H	4,334,000	3,639,660

		$6,268,406

Multiline Retail — 0.9%

Parkson Retail Group, Ltd.	1,453,000	$2,147,824

		$2,147,824

Oil, Gas & Consumable Fuels — 6.9%

China Petroleum & Chemical Corp., Class H	3,446,000	$2,886,888
China Shenhua Energy Co., Ltd., Class H	1,392,000	5,645,337
CNOOC, Ltd.	3,709,000	4,826,997
PetroChina Co., Ltd., Class H	2,778,000	3,067,012

		$16,426,234

Paper & Forest Products — 1.0%

Nine Dragons Paper Holdings, Ltd.	2,215,000	$2,458,392

		$2,458,392

Real Estate Management & Development — 3.2%

China Overseas Land & Investment, Ltd.	1,593,040	$3,210,117
China Resources Land, Ltd.	1,186,000	2,488,536
Sino-Ocean Land Holdings, Ltd.	1,960,500	1,787,230

		$7,485,883

Specialty Retail — 1.6%

Belle International Holdings, Ltd.	4,140,000	$3,759,699

		$3,759,699

Textiles, Apparel & Luxury Goods — 2.3%

Anta Sports Products, Ltd.	1,719,000	$2,124,532
Ports Design, Ltd.	1,425,000	3,261,659

		$5,386,191

Transportation Infrastructure — 1.4%

China Merchants Holdings International Co., Ltd.	1,032,000	$3,356,235

		$3,356,235

Wireless Telecommunication Services — 4.0%

China Mobile, Ltd.	971,500	$9,539,131

		$9,539,131

Total China
(identified cost $125,011,325)		$147,651,675

Hong Kong — 17.4%

Chemicals — 1.9%

Huabao International Holdings, Ltd.	4,200,000	$4,366,868

		$4,366,868

Commercial Banks — 1.1%

Hang Seng Bank, Ltd.	186,900	$2,654,145

		$2,654,145

Construction & Engineering — 1.3%

Shui On Construction and Materials, Ltd.	2,794,000	$3,150,652

		$3,150,652

Distributors — 3.2%

Integrated Distribution Services Group, Ltd.	2,447,000	$3,629,289
Li & Fung, Ltd.	1,130,000	3,793,011

		$7,422,300

Diversified Financial Services — 1.6%

Hong Kong Exchanges and Clearing, Ltd.	213,900	$3,721,214

		$3,721,214

Electronic Equipment, Instruments & Components — 0.4%

Foxconn International Holdings, Ltd.(1)	1,655,000	$1,017,226

		$1,017,226

Marine — 1.2%

Shun Tak Holdings, Ltd.	4,332,000	$2,878,563

		$2,878,563

Real Estate Management & Development — 5.9%

Cheung Kong (Holdings), Ltd.	333,000	$3,942,218
Kerry Properties, Ltd.	498,000	2,359,257

See notes to financial statements

17

Greater China Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Real Estate Management & Development (continued)

Sun Hung Kai Properties, Ltd.	323,000	$4,358,116
Swire Pacific, Ltd., Class A	307,500	3,209,257

		$13,868,848

Specialty Retail — 0.8%

Esprit Holdings, Ltd.	316,800	$1,919,394

		$1,919,394

Total Hong Kong
(identified cost $41,855,112)		$40,999,210

Taiwan — 19.1%

Capital Markets — 0.5%

Yuanta Financial Holding Co., Ltd.	2,109,000	$1,300,696

		$1,300,696

Chemicals — 1.8%

Taiwan Fertilizer Co., Ltd.	1,461,000	$4,226,952

		$4,226,952

Commercial Banks — 1.0%

Chinatrust Financial Holding Co., Ltd.	4,181,000	$2,321,038

		$2,321,038

Computers & Peripherals — 2.1%

Acer, Inc.	950,210	$2,161,344
Compal Electronics, Inc.	2,741,640	2,760,237

		$4,921,581

Diversified Telecommunication Services — 1.4%

Chunghwa Telecom Co., Ltd.	1,938,920	$3,320,034

		$3,320,034

Electronic Equipment, Instruments & Components — 3.2%

AU Optronics Corp.	1,737,610	$1,730,534
Hon Hai Precision Industry Co., Ltd.	1,719,464	5,789,295

		$7,519,829

Food Products — 1.6%

Uni-President Enterprises Corp.	3,716,640	$3,845,365

		$3,845,365

Hotels, Restaurants & Leisure — 1.3%

Formosa International Hotels Corp.	250,775	$2,974,599

		$2,974,599

Real Estate Management & Development — 0.7%

Hung Poo Real Estate Development Corp.	1,489,000	$1,700,187

		$1,700,187

Semiconductors & Semiconductor Equipment — 5.5%

MediaTek, Inc.	313,825	$4,548,990
Taiwan Semiconductor Manufacturing Co., Ltd.	4,047,839	7,273,272
United Microelectronics Corp.(1)	2,893,000	1,187,973

		$13,010,235

Total Taiwan
(identified cost $45,247,734)		$45,140,516

Total Common Stocks
(identified cost $212,114,171)		$233,791,401

Short-Term Investments — 0.4%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/09	$993	$993,415

Total Short-Term Investments
(identified cost $993,415)		$993,415

Total Investments — 99.3%
(identified cost $213,107,586)		$234,784,816

Other Assets, Less Liabilities — 0.7%		$1,755,122

Net Assets — 100.0%		$236,539,938

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	Non-income producing security.

See notes to financial statements

18

Greater China Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investments, at value (identified cost, $213,107,586)	$234,784,816
Foreign currency, at value (identified cost, $1,459,781)	1,461,535
Dividends receivable	651,104

Total assets	$236,897,455

Liabilities

Payable to affiliates:
Investment adviser fee	$153,546
Administration fee	52,164
Accrued expenses	151,807

Total liabilities	$357,517

Net Assets applicable to investors interest in Portfolio	$236,539,938

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$214,861,508
Net unrealized appreciation	21,678,430

Total	$236,539,938

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends (net of foreign taxes, $539,961)	$6,297,086
Interest	36,505

Total investment income	$6,333,591

Expenses

Investment adviser fee	$1,436,248
Administration fee	479,252
Trustees’ fees and expenses	8,770
Custodian fee	335,921
Legal and accounting services	53,015
Miscellaneous	10,709

Total expenses	$2,323,915

Deduct —
Reduction of custodian fee	$38

Total expense reductions	$38

Net expenses	$2,323,877

Net investment income	$4,009,714

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(13,033,820)
Foreign currency transactions	(375,488)

Net realized loss	$(13,409,308)

Change in unrealized appreciation (depreciation) —
Investments	$(2,195,160)
Foreign currency	61,723

Net change in unrealized appreciation (depreciation)	$(2,133,437)

Net realized and unrealized loss	$(15,542,745)

Net decrease in net assets from operations	$(11,533,031)

See notes to financial statements

19

Greater China Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$4,009,714	$2,508,030
Net realized gain (loss) from investment and foreign currency transactions	(13,409,308)	50,958,377
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,133,437)	(155,999,803)

Net decrease in net assets from operations	$(11,533,031)	$(102,533,396)

Capital transactions —
Contributions	$37,373,911	$145,967,536
Withdrawals	(65,699,977)	(169,687,997)

Net decrease in net assets from capital transactions	$(28,326,066)	$(23,720,461)

Net decrease in net assets	$(39,859,097)	$(126,253,857)

Net Assets

At beginning of year	$276,399,035	$402,652,892

At end of year	$236,539,938	$276,399,035

See notes to financial statements

20

Greater China Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,
	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.21%	1.20%	1.22%	1.29%	1.27	%(1)
Expenses after custodian fee reduction	1.21%	1.20%	1.22%	1.28%	1.18	%(1)
Net investment income	2.09%	0.63%	0.65%	1.35%	2.08%
Portfolio Turnover	62%	48%	62%	49%	79%

Total Return	1.03%	(24.07)%	83.42%	25.67%	22.54%

Net assets, end of year (000’s omitted)	$236,540	$276,399	$402,653	$187,518	$122,758

(1)	The investment adviser waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements

21

Greater China Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2009, Eaton Vance Greater China Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

22

Greater China Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2009, the investment adviser fee was 0.75% of the Portfolio’s average daily net assets and amounted to $1,436,248. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2009, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $479,252.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $116,288,492 and $120,791,932, respectively, for the year ended August 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$213,107,586

Gross unrealized appreciation	$41,480,866
Gross unrealized depreciation	(19,803,636)

Net unrealized appreciation	$21,677,230

23

Greater China Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The net unrealized appreciation on foreign currency transactions at August 31, 2009 on a federal income tax basis was $1,200.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$6,554,677	$24,921,918		$—	$31,476,595
Consumer Staples	—	9,219,867		—	9,219,867
Energy	—	16,426,234		—	16,426,234
Financials	—	66,246,442		—	66,246,442
Health Care	3,856,320	—		—	3,856,320
Industrials	—	22,082,640		—	22,082,640
Information Technology	5,198,362	36,180,935		—	41,379,297
Materials	—	25,646,284		—	25,646,284
Telecommunication Services	—	14,925,399		—	14,925,399
Utilities	—	2,532,323		—	2,532,323

Total Common Stocks	$15,609,359	$218,182,042	*	$—	$233,791,401

Short-Term Investments	$—	$993,415		$—	$993,415

Total Investments	$15,609,359	$219,175,457		$—	$234,784,816

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2008 whose fair value was determined using Level 3 inputs.

24

Greater China Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

25

Eaton Vance Greater China Growth Portfolio as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Greater China
Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

26

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Greater China Growth Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Greater China Growth Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Tokyo, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

28

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Kerr and Lloyd George and Ms. Chan is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, and “Lloyd George” refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a direct, wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

30

Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1992	Chairman of LGM and Lloyd George. Officer of 4 registered investment companies managed by EVM or BMR.

Pamela Chan(2) 2/7/57	Vice President of the Portfolio	Since 2002	Director of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1992	Chief Executive Officer of LGM and Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(3)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	The business address for Messrs. Kerr and Lloyd George and Ms. Chan is Suite 3808, One Exchange Square, Central, Hong Kong.

(3)	Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater China Growth Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

406-10/09	CGSRC

Eaton Vance
Investment Managers

Annual Report August 31, 2009

EATON VANCE GLOBAL GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Growth Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	Global equity markets were divided during the year ending August 31, 2009. Steep declines in the first half of the fiscal year were followed by a significant rally in the second half. The six-month period from September 2008 through February 2009 was one of the toughest ever in modern financial history. Equity markets collapsed in the fall of 2008 as a series of events on Wall Street caused a credit freeze that encompassed both Wall Street securities firms and commercial banks. These events greatly unsettled investors, and the economy plunged into a deeper recession. The Federal Reserve (the Fed) responded to the crises with several new lending programs to ease the credit crisis, and it cut interest rates dramatically to a range of 0.0% to 0.25% from 2.00% as of August 31, 2008.
Arieh Coll
Eaton Vance Management
Co-Portfolio Manager
Edward R. Allen, III, CFA
Eagle Global Advisors, L.L.C.
Co-Portfolio Manager
Thomas N. Hunt, III, CFA
Eagle Global Advisors, L.L.C.
Co-Portfolio Manager
•	The second half of the fiscal year was a healing period for equity markets. Stocks rallied strongly as investors became more comfortable with riskier assets, encouraged by economic and credit market improvements. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a wide range of government-sponsored programs. After several consecutive quarters of negative performance, global stocks generated strong returns between February 28, 2009 and August 31, 2009. During this six-month period, the MSCI World Index gained 46.66%.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
•	In the U.S., growth generally outperformed value across the market-cap spectrum for the year. This dichotomy resulted from the higher weighting within growth indices of cyclical sectors, such as technology, consumer discretionary, industrials, materials and energy, toward which investors tend to gravitate during an economic recovery. In international markets, however, value stocks outperformed growth stocks by a large margin.
Management Discussion
•	For the year ending August 31, 2009, the Fund[2] underperformed its primary benchmark, the MSCI World Index (the Index) and the average return of the Lipper Global Multi-Cap Growth Funds Classification.[1] The Fund underperformed the Index primarily due to stock selection in the first 10 weeks of the year. During that time, financial markets were irrational, and credit became difficult to obtain at all
Total Return Performance

8/31/08 – 8/31/09

Class A3	-30.00%
Class B3	-30.34
Class C3	-30.43
MSCI World Index[1]	-17.21
Lipper Global Multi-Cap Growth Funds Average[1]	-15.95
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Global Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an expense reimbursement by the Administrator, performance would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Global Growth Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
levels. We believe that many of the stocks in the Fund were sold in the fall of 2008 by investors who were not looking at company fundamentals but needed to raise cash due to the credit crisis. Fund holdings in the industrials, information technology and consumer discretionary sectors detracted the most. Solar stocks were hit particularly hard, as their utility customers, which are typically well capitalized, were unable to get credit because none was available. Additionally, the international (non-U.S.) portion of the Fund was significantly underweighted in financials, which hurt performance relative to the Index.
•	In the domestic portion of the Fund, which outperformed the international portion for the fiscal year as a whole, the Fund benefited from holdings in the financials sector—especially real estate and commercial banking stocks—which outperformed similar stocks in the Index. The materials sector also outperformed among U.S. holdings, led by the outperformance in the chemicals industry. Finally, U.S. energy stocks performed well due to strong returns in the oil and gas industry, and U.S. utilities stocks also had solid relative returns.

•	Despite the rocky start of the first 10 weeks of the period, which accounted for the Fund’s underperformance for the entire fiscal year, the Fund’s Class A shares at NAV outperformed the Index by more than 5% for the year-to-date period from December 31, 2008 through August 31, 2009.

•	In selecting stocks, management seeks to capitalize on the fact that nearly half of the investable stocks can be found outside of the United States, including securities of both established and emerging companies operating in developed and emerging economies. Management seeks to purchase stocks that are reasonably priced in relation to their fundamental value and that we believe will grow in value over time. In the current market environment, many fundamentally sound companies are trading at attractive valuations, which we believe is a positive factor that long-term investors should consider.
Portfolio Information
Top 10 Holdings1
By net assets

Gildan Activewear, Inc.	2.2%
Banco Santander Central Hispano SA ADR	2.0
Discover Financial Services	1.8
Owens Corning, Inc.	1.7
Total SA ADR	1.6
Nestle SA	1.6
Wells Fargo & Co.	1.6
CIGNA Corp.	1.5
Crown Castle International Corp.	1.4
Novartis AG ADR	1.4

[1]	Top 10 Holdings represented 16.8% of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.

Eaton Vance Global Growth Fund as of August 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the MSCI World Index, an unmanaged index of global equity securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and the MSCI World Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETIAX	EMIAX	ECIAX

Average Annual Total Returns (at net asset value)
One Year	-30.00%	-30.34%	-30.43%
Five Years	2.48	1.98	1.96
Ten Years	0.40	-0.15	-0.16
Life of Fund†	5.84	5.35	5.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-34.02%	-33.82%	-31.12%
Five Years	1.27	1.60	1.96
Ten Years	-0.20	-0.15	-0.16
Life of Fund†	5.39	5.35	5.08

†	Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense reimbursement by the Administrator, performance would be lower.

Total Annual Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.20%	2.70%	2.70%
Net Expense Ratio	2.00	2.50	2.50

[2]	Source: Prospectus dated 1/1/09. Net Expense Ratio reflects a contractual expense reimbursement that continues through 12/31/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper, Inc. Class A and Class B of the Fund commenced investment operations on 9/18/95.
A $10,000 hypothetical investment at net asset value in Class C shares on 8/31/99 would have been valued at $9,838 on 8/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes.

Eaton Vance Global Growth Fund as of August 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 – August 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Global Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/09)	(8/31/09)	(3/1/09 – 8/31/09)

Actual
Class A	$1,000.00	$1,476.20	$12.48	**
Class B	$1,000.00	$1,472.70	$15.58	**
Class C	$1,000.00	$1,471.70	$15.58	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.10	$10.16	**
Class B	$1,000.00	$1,012.60	$12.68	**
Class C	$1,000.00	$1,012.60	$12.68	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to an affiliate, the expenses would be higher.

Eaton Vance Global Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investment in Global Growth Portfolio, at value (identified cost, $46,094,255)	$54,713,249
Receivable for Fund shares sold	13,911
Receivable from affiliate	40,952

Total assets	$54,768,112

Liabilities

Payable for Fund shares redeemed	$175,704
Payable to affiliates:
Management fee	5,714
Distribution and service fees	28,278
Accrued expenses	111,623

Total liabilities	$321,319

Net Assets	$54,446,793

Sources of Net Assets

Paid-in capital	$100,095,857
Accumulated net realized loss from Portfolio	(54,378,334)
Accumulated undistributed net investment income	110,276
Net unrealized appreciation from Portfolio	8,618,994

Total	$54,446,793

Class A Shares

Net Assets	$42,641,561
Shares Outstanding	2,866,417
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.88
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.79

Class B Shares

Net Assets	$4,865,369
Shares Outstanding	333,778
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.58

Class C Shares

Net Assets	$6,939,863
Shares Outstanding	494,109
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $114,889)	$1,150,493
Interest allocated from Portfolio	22,479
Securities lending income allocated from Portfolio, net	116,562
Miscellaneous income	8,578
Expenses allocated from Portfolio	(772,366)

Total investment income from Portfolio	$525,746

Expenses

Management fee	$66,521
Distribution and service fees
Class A	204,844
Class B	55,918
Class C	66,430
Trustees’ fees and expenses	550
Custodian fee	21,221
Transfer and dividend disbursing agent fees	212,466
Legal and accounting services	34,252
Printing and postage	36,497
Registration fees	37,263
Miscellaneous	12,349

Total expenses	$748,311

Deduct —
Allocation of expenses to affiliate	$396,933

Total expense reductions	$396,933

Net expenses	$351,378

Net investment income	$174,368

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(28,956,599)
Foreign currency transactions	(52,937)

Net realized loss	$(29,009,536)

Change in unrealized appreciation (depreciation) —
Investments from Portfolio	$(2,634,276)
Foreign currency	(1,750)
Foreign currency from Portfolio	(754)

Net change in unrealized appreciation (depreciation)	$(2,636,780)

Net realized and unrealized loss	$(31,646,316)

Net decrease in net assets from operations	$(31,471,948)

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$174,368	$163,816
Net realized gain (loss) from investment and foreign currency transactions	(29,009,536)	2,658,626
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,636,780)	(8,095,365)

Net decrease in net assets from operations	$(31,471,948)	$(5,272,923)

Distributions to shareholders —
From net investment income
Class A	$(178,934)	$—

Total distributions to shareholders	$(178,934)	$—

Transactions in shares of beneficial interest
Proceeds from sale of shares
Class A	$8,182,512	$21,854,678
Class B	589,706	3,526,013
Class C	929,157	3,748,961
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	162,915	—
Cost of shares redeemed
Class A	(16,886,876)	(15,823,000)
Class B	(2,051,200)	(3,379,964)
Class C	(2,533,497)	(3,243,742)
Net asset value of shares exchanged
Class A	2,041,212	8,303,766
Class B	(2,041,212)	(8,303,766)
Redemption fees	4,862	18,285

Net increase (decrease) in net assets from Fund share transactions	$(11,602,421)	$6,701,231

Net increase (decrease) in net assets	$(43,253,303)	$1,428,308

Net Assets

At beginning of year	$97,700,096	$96,271,788

At end of year	$54,446,793	$97,700,096

Accumulated undistributed net investment income included in net assets

At end of year	$110,276	$167,779

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2009		2008		2007		2006		2005

Net asset value — Beginning of year	$21.350		$22.300		$17.430		$15.550		$13.220

Income (Loss) From Operations

Net investment income (loss)(1)	$0.057		$0.073	(2)	$(0.067	)(3)	$(0.158)		$(0.122)
Net realized and unrealized gain (loss)	(6.477)		(1.027)		4.933		2.038		2.452

Total income (loss) from operations	$(6.420)		$(0.954)		$4.866		$1.880		$2.330

Less Distributions

From net investment income	$(0.051)		$—		$—		$—		$—

Total distributions	$(0.051)		$—		$—		$—		$—

Redemption fees	$0.001		$0.004		$0.004		$0.000	(4)	$0.000	(4)

Net asset value — End of year	$14.880		$21.350		$22.300		$17.430		$15.550

Total Return(5)	(30.00)%		(4.26)%		27.94%		12.09%		17.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,642		$72,303		$61,973		$49,529		$41,155
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.00	%(8)	2.13	%(8)	2.33%		2.49	%(8)	2.52	%(8)
Net investment income (loss)	0.45%		0.32	%(2)	(0.33	)%(3)	(0.95)%		(0.82)%
Portfolio Turnover of the Portfolio	155%		124%		94%		186%		130%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.101 per share. Excluding this dividend, the ratio of net investment income (loss) to average daily net assets would have been (0.12)%.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.069 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.67)%.

(4)	Amount represents less than $0.0005 per share.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser(s) to the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.75%, 0.07%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2009, 2008, 2006 and 2005, respectively).

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2009		2008		2007		2006		2005

Net asset value — Beginning of year	$20.930		$21.970		$17.260		$15.480		$13.220

Income (Loss) From Operations

Net investment loss(1)	$(0.009)		$(0.040	)(2)	$(0.171	)(3)	$(0.251)		$(0.197)
Net realized and unrealized gain (loss)	(6.342)		(1.004)		4.877		2.031		2.457

Total income (loss) from operations	$(6.351)		$(1.044)		$4.706		$1.780		$2.260

Redemption fees	$0.001		$0.004		$0.004		$0.000	(4)	$0.000	(4)

Net asset value — End of year	$14.580		$20.930		$21.970		$17.260		$15.480

Total Return(5)	(30.34)%		(4.73)%		27.29%		11.50%		17.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,865		$12,770		$21,436		$22,824		$29,464
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.50	%(8)	2.63	%(8)	2.83%		2.99	%(8)	3.02	%(8)
Net investment loss	(0.07)%		(0.17	)%(2)	(0.87	)%(3)	(1.52)%		(1.32)%
Portfolio Turnover of the Portfolio	155%		124%		94%		186%		130%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.125 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.72)%.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.22)%.

(4)	Amount represents less than $0.0005 per share.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser(s) to the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.75%, 0.07%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2009, 2008, 2006 and 2005, respectively).

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2009		2008		2007		2006		2005

Net asset value — Beginning of year	$20.180		$21.180		$16.640		$14.920		$12.740

Income (Loss) From Operations

Net investment loss(1)	$(0.008)		$(0.038	)(2)	$(0.164	)(3)	$(0.237)		$(0.191)
Net realized and unrealized gain (loss)	(6.123)		(0.966)		4.700		1.957		2.371

Total income (loss) from operations	$(6.131)		$(1.004)		$4.536		$1.720		$2.180

Redemption fees	$0.001		$0.004		$0.004		$0.000	(4)	$0.000	(4)

Net asset value — End of year	$14.050		$20.180		$21.180		$16.640		$14.920

Total Return(5)	(30.43)%		(4.72)%		27.28%		11.53%		17.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,940		$12,627		$12,863		$10,738		$11,364
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.50	%(8)	2.63	%(8)	2.83%		2.99	%(8)	3.02	%(8)
Net investment loss	(0.06)%		(0.17	)%(2)	(0.85	)%(3)	(1.48)%		(1.33)%
Portfolio Turnover of the Portfolio	155%		124%		94%		186%		130%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.100 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.63)%.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.065 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.19)%.

(4)	Amount represents less than $0.0005 per share.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser(s) to the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.75%, 0.07%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2009, 2008, 2006 and 2005, respectively).

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $36,892,511 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2010 ($8,739,758), August 31, 2011 ($16,365,440) and August 31, 2017 ($11,787,313).

Additionally, at August 31, 2009, the Fund had a net capital loss of $16,795,022 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2010.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Global Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended August 31,
	2009	2008

Distributions declared from:
Ordinary income	$178,934	$—

During the year ended August 31, 2009, accumulated net realized loss was decreased by $52,937 and accumulated undistributed net investment income was decreased by $52,937 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$538,259
Net unrealized appreciation	$7,500,210
Capital loss carryforward and post October losses	$(53,687,533)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in passive foreign investment companies and investments in partnerships.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a Management Fee Reduction Agreement, EVM has agreed to reduce its management fee by 0.125% annually of the average daily net assets of the Fund. This agreement may not be terminated or amended unless approved by the majority vote of the non-interested Trustees. For the year ended August 31, 2009, the management fee was equivalent to 0.125% of the Fund’s average daily net assets and amounted to $66,521. In addition, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 2.00%, 2.50% and 2.50% annually of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after December 31, 2010. Pursuant to this agreement, EVM was allocated $396,933 of the Fund’s operating expenses for the year ended August 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2009, EVM earned $9,693 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,638 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2009. EVD also

Eaton Vance Global Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2009, the Fund paid or accrued to EVD $115,367, $41,939 and $49,823 for Class A, Class B and Class C shares, respectively, representing 0.28%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At August 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,028,000 and $4,073,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2009 amounted to $89,477, $13,979 and $16,607 for Class A, Class B and Class C shares, respectively, representing 0.22%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2009, the Fund was informed that EVD received approximately $5,000, $23,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,346,348 and $20,695,393, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Global Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended August 31,
Class A	2009	2008

Sales	656,233	938,417
Issued to shareholders electing to receive payments of distributions in Fund shares	12,976	—
Redemptions	(1,344,764)	(692,037)
Exchange from Class B shares	155,731	360,646

Net increase (decrease)	(519,824)	607,026

	Year Ended August 31,
Class B	2009	2008

Sales	44,241	151,461
Issued to shareholders electing to receive payments of distributions in Fund shares	263	—
Redemptions	(162,025)	(149,935)
Exchange to Class A shares	(158,907)	(367,044)

Net decrease	(276,428)	(365,518)

	Year Ended August 31,
Class C	2009	2008

Sales	76,691	168,018
Redemptions	(208,374)	(149,552)

Net increase (decrease)	(131,683)	18,466

For the years ended August 31, 2009 and August 31, 2008, the Fund received $4,862 and $18,285, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Global Growth Fund as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Global Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund as of August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

Eaton Vance Global Growth Fund as of August 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $1,188,087, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 30.17% qualifies for the corporate dividends received deduction.

Global Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.0%

Security	Shares	Value

Auto Components — 0.5%

Goodyear Tire & Rubber Co. (The)(1)	16,400	$270,436

		$270,436

Automobiles — 1.6%

Honda Motor Co., Ltd.	12,000	$376,267
Toyota Motor Corp.	11,300	481,767

		$858,034

Beverages — 2.5%

Central European Distribution Corp.(1)(2)	11,200	$360,640
Diageo PLC ADR	8,300	514,932
Fomento Economico Mexicano SA de CV ADR(2)	13,000	472,940

		$1,348,512

Building Products — 2.5%

Lennox International, Inc.(2)	3,340	$119,839
Owens Corning, Inc.(1)(2)	41,600	929,344
Wienerberger AG(1)	14,100	322,314

		$1,371,497

Capital Markets — 1.7%

Aberdeen Asset Management PLC	18,275	$40,733
Affiliated Managers Group, Inc.(1)(2)	5,179	338,344
Goldman Sachs Group, Inc.(2)	1,800	297,828
Morgan Stanley(2)	9,300	269,328

		$946,233

Chemicals — 2.0%

Agrium, Inc.(2)	8,000	$381,680
Celanese Corp., Class A	16,000	407,520
Solutia, Inc.(1)(2)	23,000	281,290

		$1,070,490

Commercial Banks — 9.1%

Banco Santander Central Hispano SA ADR(2)	71,000	$1,095,530
Barclays PLC(1)	104,000	636,609
BOC Hong Kong Holdings, Ltd.	156,000	311,572
Boston Private Financial Holdings, Inc.(2)	2,786	13,986
Credit Agricole SA	7,400	137,475
DBS Group Holdings, Ltd.	72,000	632,279
Intesa Sanpaolo SpA(1)	67,000	291,133
KBC Groep NV(1)	9,900	372,212
Mitsubishi UFJ Financial Group, Inc.	39,000	247,933
National Bank of Greece SA(1)	9,200	288,965
SVB Financial Group(1)(2)	2,963	117,779
Wells Fargo & Co.(2)	31,000	853,120

		$4,998,593

Commercial Services & Supplies — 0.5%

Copart, Inc.(1)	7,300	$257,982

		$257,982

Communications Equipment — 2.4%

Brocade Communications Systems, Inc.(1)(2)	72,600	$524,898
Research In Motion, Ltd.(1)(2)	5,726	418,342
Riverbed Technology, Inc.(1)(2)	20,565	396,493

		$1,339,733

Computers & Peripherals — 1.3%

3PAR, Inc.(1)(2)	27,000	$238,680
Apple, Inc.(1)	2,000	336,420
Toshiba Corp.	32,000	164,279

		$739,379

Construction & Engineering — 0.4%

Vinci SA	4,000	$215,300

		$215,300

Consumer Finance — 2.8%

American Express Co.(2)	7,100	$240,122
Discover Financial Services	71,000	976,250
ORIX Corp.	3,800	291,176

		$1,507,548

Diversified Consumer Services — 2.5%

Apollo Group, Inc., Class A(1)	11,400	$738,948
Corinthian Colleges, Inc.(1)(2)	32,800	628,776

		$1,367,724

Diversified Financial Services — 0.5%

JPMorgan Chase & Co.	6,200	$269,452

		$269,452

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Telecommunication Services — 2.6%

France Telecom SA ADR(2)	18,600	$478,764
Koninklijke KPN NV	18,800	289,360
Telefonica SA	25,600	647,295

		$1,415,419

Electric Utilities — 0.6%

E.ON AG ADR	7,600	$321,860

		$321,860

Electrical Equipment — 2.8%

ABB, Ltd. ADR(1)	20,800	$398,736
Baldor Electric Co.(2)	10,500	294,735
GrafTech International, Ltd.(1)	54,000	768,420
Yingli Green Energy Holding Co. Ltd. ADR(1)(2)	6,905	74,505

		$1,536,396

Electronic Equipment, Instruments & Components — 1.2%

FUJIFILM Holdings Corp.	13,000	$386,903
Hon Hai Precision Industry Co., Ltd.	67,000	225,584
Itron, Inc.(1)(2)	700	38,353

		$650,840

Energy Equipment & Services — 0.9%

Nabors Industries, Ltd.(1)(2)	10,600	$187,408
OAO TMK GDR	7,300	83,068
Patterson-UTI Energy, Inc.(2)	13,000	172,770
Pride International, Inc.(1)(2)	2,418	62,336
Seahawk Drilling, Inc.(1)	161	3,593

		$509,175

Food Products — 2.8%

Cosan, Ltd., Class A(1)(2)	23,200	$189,544
Nestle SA	20,700	861,804
Unilever PLC	17,000	464,541

		$1,515,889

Health Care Equipment & Supplies — 0.3%

Masimo Corp.(1)(2)	6,000	$150,720

		$150,720

Health Care Providers & Services — 2.1%

CIGNA Corp.	27,700	$815,211
Express Scripts, Inc.(1)(2)	2,700	194,994
Health Management Associates, Inc., Class A(1)(2)	18,000	124,380

		$1,134,585

Hotels, Restaurants & Leisure — 1.5%

Bally Technologies, Inc.(1)(2)	4,200	$169,806
Carnival PLC	4,400	134,221
Scientific Games Corp., Class A(1)	34,000	524,280

		$828,307

Household Durables — 3.1%

Desarrolladora Homex SA de CV ADR(1)(2)	18,500	$657,490
LG Electronics, Inc.	1,400	160,104
Mohawk Industries, Inc.(1)(2)	3,300	165,396
Tempur-Pedic International, Inc.(1)(2)	24,000	355,200
Whirlpool Corp.(2)	5,600	359,576

		$1,697,766

Household Products — 0.2%

Church & Dwight Co., Inc.(2)	2,400	$137,112

		$137,112

Industrial Conglomerates — 1.5%

Cookson Group PLC	50,000	$319,046
Keppel Corp., Ltd.	91,200	481,901

		$800,947

Insurance — 4.9%

Aegon NV(1)	63,800	$480,984
Allied World Assurance Holdings, Ltd.	12,800	593,024
AXA SA ADR	23,700	542,019
Fairfax Financial Holdings, Ltd.	210	71,150
Lincoln National Corp.	13,400	338,216
Prudential Financial, Inc.	7,043	356,235
Zurich Financial Services AG	1,300	286,497

		$2,668,125

Internet & Catalog Retail — 0.5%

Netflix, Inc.(1)(2)	6,500	$283,790

		$283,790

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 0.9%

Accenture, Ltd., Class A(2)	9,000	$297,000
Euronet Worldwide, Inc.(1)(2)	5,000	118,100
Wright Express Corp.(1)(2)	2,000	63,040

		$478,140

Media — 2.4%

Arbitron, Inc.(2)	16,055	$294,128
Central European Media Enterprises, Ltd., Class A(1)(2)	8,200	235,586
Liberty Entertainment, Series A(1)	27,500	766,975

		$1,296,689

Metals & Mining — 4.5%

Anglo American PLC ADR(1)(2)	18,110	$293,201
Gammon Gold, Inc.(1)(2)	26,000	174,980
Rio Tinto PLC ADR	1,600	248,256
Sterlite Industries India, Ltd. ADR(1)(2)	34,800	465,972
Thompson Creek Metals Co., Inc.(1)	32,300	371,453
Vale SA ADR(2)	18,100	311,501
Walter Energy, Inc.(2)	11,500	596,965

		$2,462,328

Multi-Utilities — 2.0%

National Grid PLC	57,800	$554,899
RWE AG	5,700	528,540

		$1,083,439

Multiline Retail — 0.8%

Big Lots, Inc.(1)(2)	11,700	$297,414
Marks & Spencer Group PLC	23,000	126,521

		$423,935

Office Electronics — 0.5%

Canon, Inc.	7,000	$267,587

		$267,587

Oil, Gas & Consumable Fuels — 7.9%

Brigham Exploration Co.(1)(2)	31,138	$203,954
Chesapeake Energy Corp.(2)	13,000	296,920
LUKOIL OAO ADR	7,300	369,380
Massey Energy Co.	22,300	603,884
Newfield Exploration Co.(1)(2)	4,300	166,367
OMV AG	3,100	122,394
Petrohawk Energy Corp.(1)(2)	16,150	347,709
Petroleo Brasileiro SA ADR(2)	17,700	587,640
StatoilHydro ASA ADR	13,495	294,731
Total SA ADR	15,600	893,412
Uranium One, Inc.(1)	195,500	437,520

		$4,323,911

Personal Products — 0.6%

Avon Products, Inc.(2)	10,500	$334,635

		$334,635

Pharmaceuticals — 6.5%

AstraZeneca PLC ADR(2)	10,500	$489,615
Biovail Corp.	20,000	254,400
GlaxoSmithKline PLC ADR(2)	10,700	418,370
King Pharmaceuticals, Inc.(1)(2)	28,000	290,640
Novartis AG ADR(2)	16,700	776,049
Perrigo Co.(2)	4,000	118,080
Roche Holding AG	2,000	318,551
Sanofi-Aventis SA	9,000	612,789
Teva Pharmaceutical Industries, Ltd. ADR(2)	5,600	288,400

		$3,566,894

Real Estate Investment Trusts (REITs) — 0.2%

Chimera Investment Corp.(2)	32,700	$124,260

		$124,260

Road & Rail — 1.0%

All America Latina Logistica	20,000	$144,532
Kansas City Southern(1)(2)	17,400	415,860

		$560,392

Semiconductors & Semiconductor Equipment — 3.0%

Atheros Communications, Inc.(1)(2)	19,900	$550,036
Cirrus Logic, Inc.(1)	52,000	257,920
MEMC Electronic Materials, Inc.(1)(2)	10,100	161,095
ON Semiconductor Corp.(1)(2)	40,200	324,414
Tessera Technologies, Inc.(1)	13,120	329,706

		$1,623,171

Software — 1.5%

Ariba, Inc.(1)(2)	13,688	$156,865
Check Point Software Technologies, Ltd.(1)(2)	5,600	156,072

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Software (continued)

Concur Technologies, Inc.(1)(2)	6,200	$219,232
Nintendo Co., Ltd.	900	243,921
Rosetta Stone, Inc.(1)(2)	2,964	65,356

		$841,446

Specialty Retail — 1.3%

Advance Auto Parts, Inc.(2)	12,388	$524,012
Children’s Place Retail Stores, Inc. (The)(1)(2)	2,400	72,792
Kingfisher PLC	36,000	123,338

		$720,142

Textiles, Apparel & Luxury Goods — 3.0%

Gildan Activewear, Inc.(1)(2)	58,900	$1,212,751
Hanesbrands, Inc.(1)(2)	20,800	438,048

		$1,650,799

Tobacco — 1.6%

British American Tobacco PLC	23,500	$714,054
Japan Tobacco, Inc.	65	188,466

		$902,520

Trading Companies & Distributors — 1.2%

Mitsui & Co., Ltd.	50,000	$650,200

		$650,200

Wireless Telecommunication Services — 2.8%

Crown Castle International Corp.(1)	29,000	$778,940
MTN Group, Ltd.	13,000	213,150
Turkcell Iletisim Hizmetleri AS ADR(2)	33,000	531,630

		$1,523,720

Total Common Stocks
(identified cost $44,477,052)		$53,046,052

Investment Funds — 0.6%

Security	Shares	Value

Capital Markets — 0.6%

MidCap SPDR Trust, Series 1(2)	2,887	$343,235

Total Investment Funds
(identified cost $301,909)		$343,235

Short-Term Investments — 29.0%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$1,256	$1,256,403
Eaton Vance Cash Collateral Fund, LLC, 0.44%(3)(4)	14,610	14,609,812

		$15,866,215

Total Short-Term Investments
(identified cost $15,866,215)		$15,866,215

Total Investments — 126.6%
(identified cost $60,645,176)		$69,255,502

Other Assets, Less Liabilities — (26.6)%		$(14,542,065)

Net Assets — 100.0%		$54,713,437

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

GDR - Global Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at August 31, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	42.2%	$23,082,540
United Kingdom	9.3	5,078,336
Canada	6.1	3,322,276
Japan	6.0	3,298,499
France	5.3	2,879,759
Switzerland	4.8	2,641,637
Spain	3.2	1,742,825
Brazil	2.3	1,233,217
Mexico	2.1	1,130,430
Singapore	2.0	1,114,180
Bermuda	1.9	1,077,432
Germany	1.6	850,400
Netherlands	1.4	770,344
Turkey	1.0	531,630
India	0.9	465,972
Russia	0.8	452,448
Austria	0.8	444,708
Israel	0.8	444,472
Belgium	0.7	372,212
Poland	0.7	360,640
Hong Kong	0.6	311,572
Norway	0.5	294,731
Italy	0.5	291,133
Greece	0.5	288,965
Czech Republic	0.4	235,586
Taiwan	0.4	225,584
South Africa	0.4	213,150
South Korea	0.3	160,104
Cayman Islands	0.1	74,505

Long-Term Investments	97.6%	$53,389,287

Short-Term Investments		15,866,215

Total Investments		$69,255,502

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Unaffiliated investments, at value including $13,891,319 of securities on loan (identified cost, $44,778,961)	$53,389,287
Affiliated investments, at value (identified cost, $15,866,215)	15,866,215
Foreign currency, at value (identified cost, $128)	128
Dividends receivable	62,428
Receivable for investments sold	699,183
Securities lending income receivable	4,783
Tax reclaims receivable	94,205

Total assets	$70,116,229

Liabilities

Collateral for securities loaned	$14,609,812
Payable for investments purchased	646,948
Payable to affiliates:
Investment adviser fee	29,916
Administration fee	11,639
Accrued expenses	104,477

Total liabilities	$15,402,792

Net Assets applicable to investors interest in Portfolio	$54,713,437

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$46,094,161
Net unrealized appreciation	8,619,276

Total	$54,713,437

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends (net of foreign taxes, $114,889)	$1,150,497
Securities lending income, net	116,562
Interest income allocated from affiliated investment	22,479
Expenses allocated from affiliated investment	(10,032)

Total investment income	$1,279,506

Expenses

Investment adviser fee	$390,062
Administration fee	133,216
Trustees’ fees and expenses	2,707
Custodian fee	175,639
Legal and accounting services	58,916
Miscellaneous	2,692

Total expenses	$763,232

Deduct —
Reduction of investment adviser fee	$897

Total expense reductions	$897

Net expenses	$762,335

Net investment income	$517,171

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(28,929,453)
Investment transactions allocated from affiliated investment	(27,229)
Foreign currency transactions	(52,937)

Net realized loss	$(29,009,619)

Change in unrealized appreciation (depreciation) —
Investments	$(2,634,276)
Foreign currency	(751)

Net change in unrealized appreciation (depreciation)	$(2,635,027)

Net realized and unrealized loss	$(31,644,646)

Net decrease in net assets from operations	$(31,127,475)

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$517,171	$1,196,687
Net realized gain (loss) from investment and foreign currency transactions	(29,009,619)	2,658,634
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,635,027)	(8,095,719)

Net decrease in net assets from operations	$(31,127,475)	$(4,240,398)

Capital transactions —
Contributions	$9,346,348	$28,366,278
Withdrawals	(20,695,393)	(23,520,635)

Net increase (decrease) in net assets from capital transactions	$(11,349,045)	$4,845,643

Net increase (decrease) in net assets	$(42,476,520)	$605,245

Net Assets

At beginning of year	$97,189,957	$96,584,712

At end of year	$54,713,437	$97,189,957

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2009		2008		2007		2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.45	%(2)	1.26%		1.28%		1.29	%(2)	1.29	%(2)
Net investment income	0.97%		1.17	%(3)	0.70	%(4)	0.22%		0.40%
Portfolio Turnover	155%		124%		94%		186%		130%

Total Return	(29.60)%		(3.42)%		29.26%		13.43%		19.06%

Net assets, end of year (000’s omitted)	$54,713		$97,190		$96,585		$83,316		$82,344

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser(s) voluntarily waived a portion of its investment adviser fee (equal to less than 0.01%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2009, 2006 and 2005, respectively).

(3)	Includes a dividend resulting from a corporate action equal to 0.46% of average daily net assets.

(4)	Includes special dividends equal to 0.35% of average daily net assets.

See notes to financial statements

Global Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2009, Eaton Vance Global Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Global Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to and including $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended August 31, 2009, the Portfolio’s investment adviser fee totaled $399,718 of which $9,656 was allocated from Cash Management and $390,062 was paid or accrued directly by the Portfolio. For the year ended August 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.75% of the Portfolio’s average daily net assets.

Global Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended August 31, 2009, BMR waived $897 of its adviser fee.

In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2009, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $133,216.

Except for Trustees of the Portfolio who are not members of EVM’s, BMR’s or Eagle’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with EVM, BMR and Eagle may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $82,740,084 and $93,428,025, respectively, for the year ended August 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$61,763,943

Gross unrealized appreciation	$9,477,045
Gross unrealized depreciation	(1,985,486)

Net unrealized appreciation	$7,491,559

The net unrealized appreciation on foreign currency transactions at August 31, 2009 on a federal income tax basis was $8,950.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $7,435 for the year ended August 31, 2009. At August 31, 2009, the value of the securities loaned and the value of the collateral received amounted to $13,891,319 and $14,609,812, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The

Global Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. For the year ended August 31, 2009, the Portfolio realized losses of $27,229 on its investment of cash collateral in connection with securities lending.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$7,995,404	$1,402,218		$—	$9,397,622
Consumer Staples	2,009,803	2,228,865		—	4,238,668
Energy	4,710,692	122,394		—	4,833,086
Financials	6,496,643	4,017,568		—	10,514,211
Health Care	3,920,859	931,340		—	4,852,199
Industrials	3,403,953	1,988,761		—	5,392,714
Information Technology	4,652,022	1,288,274		—	5,940,296
Materials	3,532,818	—		—	3,532,818
Telecommunication Services	1,789,334	1,149,805		—	2,939,139
Utilities	321,860	1,083,439		—	1,405,299

Total Common Stocks	$38,833,388	$14,212,664	*	$—	$53,046,052

Investment Funds	$343,235	$—		$—	$343,235
Short-Term Investments	15,866,215	—		—	15,866,215

Total Investments	$55,042,838	$14,212,664		$—	$69,255,502

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading In their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Global Growth Portfolio as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Global Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Global Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for each of the three years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Growth Portfolio as of August 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Global Growth Portfolio (the “Portfolio”) and Boston Management and Research (“BMR” or the “Adviser”) and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM”), and the management contract of the Fund with EVM, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR the sub-advisory agreement with Eagle for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR, EVM and by Eagle and to the Fund by EVM.

The Board considered BMR’s, EVM’s and Eagle’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle’s management of the foreign portion of the Portfolio. The Board specifically noted BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR, EVM and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, the investment advisory agreement with respect to Eagle, the administration agreement with EVM and the management contract with EVM, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board noted that the domestic portion of the Portfolio has been managed by BMR since the Fund’s inception and that the foreign portion of the Portfolio has been managed by Eagle since April 1, 2006. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory and management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, EVM and Eagle, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund to continue to share such benefits equitably.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Eagle” refers to Eagle Global Advisors, L.L.C. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2003	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Adviser of Global Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Global Growth Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Growth Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

424-10/09	IASRC

Eaton Vance
Investment Managers

NEW YORK STOCK EXCHANGE COMPOSITE

Annual Report August 31, 2009

EATON VANCE MULTI-CAP GROWTH FUND

Annual Report August 31, 2009 EATON VANCE MULTI-CAP GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll Portfolio Manager
Economic and Market Conditions

•	Global equity markets were divided during the year ending August 31, 2009. Steep declines in the first half of the fiscal year were followed by a significant rally in the second half. The six-month period from September 2008 through February 2009 was one of the toughest ever in modern financial history. Equity markets collapsed in the fall of 2008 as a series of events on Wall Street caused a credit freeze that encompassed both Wall Street securities firms and commercial banks. These events greatly unsettled investors, and the economy plunged into a deeper recession. The Federal Reserve (the Fed) responded to the crises with several new lending programs to ease the credit crisis, and it cut interest rates dramatically to a range of 0.0% to 0.25% from 2.00% as of August 31, 2008.

•	The second half of the fiscal year was a healing period for equity markets. Stocks rallied strongly as investors became more comfortable with riskier assets, encouraged by economic and credit market improvements. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a wide range of government-sponsored programs. After six consecutive quarters of negative performance, stocks generated strong returns between February 28, 2009 and August 31, 2009. During this six-month period, the NASDAQ Composite Index gained 45.81% — reflecting investors’ renewed interest in technology stocks — and the S&P 500 Index increased 40.46%. For the year as a whole, however, these two indices returned -15.14% and -18.25%, respectively.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	Meanwhile, growth generally outperformed value across the market-cap spectrum. This dichotomy resulted from the higher weighting within growth indices of cyclical sectors, such as technology, consumer discretionary, industrials, materials and energy, toward which investors tend to gravitate during an economic recovery.
Management Discussion
•	For the year ending August 31, 2009, the Fund[2] underperformed its primary benchmark, the Russell Midcap Growth Index (the Index) and the average return of the Lipper Mid-Cap Growth Funds Classification.[1] The Fund underperformed the Index primarily due to stock selection in the first 10 weeks of the period. During that time, financial markets were irrational, and credit became difficult to obtain

Total Return Performance
8/31/08 – 8/31/09

Class A3	-30.57%
Class B3	-31.15
Class C3	-31.07
Russell Midcap Growth Index[1]	-20.21
S&P500 Index[1]	-18.25
Lipper Mid-Cap Growth Funds Average[1]	-21.46

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
at all levels. We believe that many of the stocks in the Fund were sold in the fall of 2008 by investors who were not looking at company fundamentals but needed to raise cash due to the credit crisis. Fund holdings in the industrials, information technology and consumer discretionary sectors detracted the most. Solar stocks were hit particularly hard, as their utility customers, which are typically well capitalized, were unable to get credit because none was available.

•	Despite the rocky start of the first 10 weeks of the year, which accounted for the Fund’s underperfor-mance for the entire fiscal year, the Fund performed very well, on both an absolute and relative basis, from mid-November 2008 through the end of the year. For the year-to-date period from December 31, 2008 through August 31, 2009, the Fund’s Class A shares at NAV had a return of 36.76%, compared with 25.26% for the Lipper Mid-Cap Growth Funds average and 29.66% for the Index. For the fiscal year as a whole, the Fund benefited from holdings in the financials sector—especially real estate and commercial banking stocks—which outperformed similar stocks in the Index. The materials sector also outperformed, led by the chemicals industry. Finally, energy stocks performed well due to strong returns in the oil and gas industry, and U.S. utilities stocks also outperformed.

•	In selecting stocks, management seeks a select portfolio of companies that it believes will grow faster over the long term than the U.S. economy and the U.S. stock market as a whole and that are reasonably priced in relation to their fundamental value. Management uses an intensive, research-driven approach that employs fundamental analysis and considers many factors, including the potential for price appreciation, an assessment of risk and return, development of the proper mix of securities in the portfolio and, secondarily, long-term dividend prospects. In the current market environment, many fundamentally sound companies are trading at attractive valuations, which we believe is a positive factor that long-term investors should consider.
Portfolio Information

Top 10 Holdings[2]

By net assets

Gildan Activewear, Inc.	3.9%
Discover Financial Services	3.1
Owens Corning, Inc.	3.0
Wells Fargo & Co.	2.7
CIGNA Corp.	2.6
Crown Castle International Corp.	2.4
GrafTech International, Ltd.	2.4
Liberty Entertainment, Series A	2.4
Priceline.com, Inc.	2.4
Apollo Group, Inc., Class A	2.3

[2]	Top 10 Holdings represented 27.2% of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.
Sector Weightings3
By net assets

[3]	As a percentage of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.

2

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell Midcap Growth Index, an unmanaged index commonly used as a measure of U.S. mid-cap growth stock performance, and the S&P 500 Index, an unmanaged index commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell Midcap Growth Index and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Class A	Class B	Class C
Share Class Symbol	EVGFX	EMGFX	ECGFX

Average Annual Total Returns (at net asset value)
One Year	-30.57%	-31.15%	-31.07%
Five Years	5.22	4.48	4.46
Ten Years	0.37	-0.40	-0.41
Life of Fund†	8.61	4.89	4.59
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-34.54	-34.53	-31.75
Five Years	3.99	4.15	4.46
Ten Years	-0.23	-0.40	-0.41
Life of Fund†	8.49	4.89	4.59

†	Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.13%	1.88%	1.88%

[2]	Source: Prospectus dated 1/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 8/1/52.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 8/31/99 would have been valued at $9,605 and $9,599, respectively, on 8/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 – August 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Multi-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/09)	(8/31/09)	(3/1/09 – 8/31/09)

Actual
Class A	$1,000.00	$1,517.50	$8.57
Class B	$1,000.00	$1,510.70	$13.04
Class C	$1,000.00	$1,514.40	$13.31

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87
Class B	$1,000.00	$1,014.80	$10.46
Class C	$1,000.00	$1,014.60	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Class A shares, 2.06% for Class B shares and 2.10% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investment in Multi-Cap Growth Portfolio, at value (identified cost, $147,910,776)	$193,526,258
Receivable for Fund shares sold	243,593

Total assets	$193,769,851

Liabilities

Payable for Fund shares redeemed	$241,328
Payable to affiliates:
Distribution and service fees	57,408
Accrued expenses	158,452

Total liabilities	$457,188

Net Assets	$193,312,663

Sources of Net Assets

Paid-in capital	$280,391,312
Accumulated net realized loss from Portfolio	(132,547,431)
Accumulated net investment loss	(146,700)
Net unrealized appreciation from Portfolio	45,615,482

Total	$193,312,663

Class A Shares

Net Assets	$163,478,610
Shares Outstanding	25,113,171
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.51
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$6.91

Class B Shares

Net Assets	$8,091,682
Shares Outstanding	1,277,718
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.33

Class C Shares

Net Assets	$21,742,371
Shares Outstanding	3,437,284
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $10,695)	$1,514,929
Interest allocated from Portfolio	80,510
Securities lending income allocated from Portfolio, net	486,486
Expenses allocated from Portfolio	(1,185,932)

Total investment income from Portfolio	$895,993

Expenses

Distribution and service fees
Class A	$328,090
Class B	77,959
Class C	185,650
Trustees’ fees and expenses	500
Custodian fee	25,908
Transfer and dividend disbursing agent fees	378,046
Legal and accounting services	38,240
Printing and postage	142,623
Registration fees	55,907
Miscellaneous	12,141

Total expenses	$1,245,064

Net investment loss	$(349,071)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(120,102,106)
Foreign currency transactions	51,977

Net realized loss	$(120,050,129)

Change in unrealized appreciation (depreciation) —
Investments	$14,251,731

Net change in unrealized appreciation (depreciation)	$14,251,731

Net realized and unrealized loss	$(105,798,398)

Net decrease in net assets from operations	$(106,147,469)

See notes to financial statements

5

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income (loss)	$(349,071)	$614,300
Net realized loss from investment and foreign currency transactions	(120,050,129)	(9,391,200)
Net change in unrealized appreciation (depreciation) from investments	14,251,731	(2,615,395)

Net decrease in net assets from operations	$(106,147,469)	$(11,392,295)

Distributions to shareholders —
From net investment income
Class A	$(198,593)	$—
From net realized gain
Class A	(1,777,020)	(25,708,863)
Class B	(111,663)	(2,026,087)
Class C	(264,443)	(2,350,611)

Total distributions to shareholders	$(2,351,719)	$(30,085,561)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$67,009,280	$214,091,125
Class B	1,588,360	8,515,310
Class C	8,309,916	30,135,335
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,747,556	22,510,324
Class B	93,185	1,677,560
Class C	208,048	1,854,161
Cost of shares redeemed
Class A	(106,167,513)	(65,681,604)
Class B	(3,415,546)	(2,661,571)
Class C	(8,965,459)	(5,128,841)
Net asset value of shares exchanged
Class A	753,811	1,058,139
Class B	(753,811)	(1,058,139)

Net increase (decrease) in net assets from Fund share transactions	$(39,592,173)	$205,311,799

Net increase (decrease) in net assets	$(148,091,361)	$163,833,943

Net Assets

At beginning of year	$341,404,024	$177,570,081

At end of year	$193,312,663	$341,404,024

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(146,700)	$418,965

See notes to financial statements

6

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2009	2008	2007		2006		2005

Net asset value — Beginning of year	$9.550	$10.730	$8.010		$7.450		$6.060

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.005)	$0.037	$0.047	(2)	$(0.028)		$(0.035)
Net realized and unrealized gain (loss)	(2.953)	0.364 (3)	2.899		0.588		1.425

Total income (loss) from operations	$(2.958)	$0.401	$2.946		$0.560		$1.390

Less Distributions

From net investment income	$(0.008)	$—	$—		$—		$—
From net realized gain	(0.074)	(1.581)	(0.226)		—		—

Total distributions	$(0.082)	$(1.581)	$(0.226)		$—		$—

Net asset value — End of year	$6.510	$9.550	$10.730		$8.010		$7.450

Total Return(4)	(30.57)%	2.39%	37.30%		7.52%		22.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$163,479	$290,306	$154,213		$105,557		$104,876
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.42%	1.13%	1.20%		1.26	%(6)	1.27	%(6)
Net investment income (loss)	(0.10)%	0.36%	0.49	%(2)	(0.35)%		(0.50)%
Portfolio Turnover of the Portfolio	274%	206%	144%		208%		201%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.084 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.39)%.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

See notes to financial statements

7

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2009	2008	2007		2006		2005

Net asset value — Beginning of year	$9.350	$10.600	$7.960		$7.460		$6.110

Income (Loss) From Operations

Net investment loss(1)	$(0.044)	$(0.040)	$(0.013	)(2)	$(0.087)		$(0.087)
Net realized and unrealized gain (loss)	(2.902)	0.371 (3)	2.874		0.587		1.437

Total income (loss) from operations	$(2.946)	$0.331	$2.861		$0.500		$1.350

Less Distributions

From net realized gain	$(0.074)	$(1.581)	$(0.226)		$—		$—

Total distributions	$(0.074)	$(1.581)	$(0.226)		$—		$—

Contingent deferred sales charges	$—	$—	$0.005		$—		$—

Net asset value — End of year	$6.330	$9.350	$10.600		$7.960		$7.460

Total Return(4)	(31.15)%	1.70%	36.52%		6.70%		21.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,092	$16,565	$12,229		$10,314		$11,609
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.16%	1.88%	1.86%		2.01	%(6)	2.02	%(6)
Net investment loss	(0.82)%	(0.40)%	(0.14	)%(2)	(1.11)%		(1.25)%
Portfolio Turnover of the Portfolio	274%	206%	144%		208%		201%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

See notes to financial statements

8

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2009	2008	2007		2006		2005

Net asset value — Beginning of year	$9.340	$10.580	$7.960		$7.460		$6.120

Income (Loss) From Operations

Net investment loss(1)	$(0.046)	$(0.041)	$(0.028	)(2)	$(0.086)		$(0.087)
Net realized and unrealized gain (loss)	(2.890)	0.382 (3)	2.874		0.586		1.427

Total income (loss) from operations	$(2.936)	$0.341	$2.846		$0.500		$1.340

Less Distributions

From net realized gain	$(0.074)	$(1.581)	$(0.226)		$—		$—

Total distributions	$(0.074)	$(1.581)	$(0.226)		$—		$—

Net asset value — End of year	$6.330	$9.340	$10.580		$7.960		$7.460

Total Return(4)	(31.07)%	1.82%	36.26%		6.70%		21.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,742	$34,533	$11,128		$6,402		$6,194
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.17%	1.88%	1.95%		2.01	%(6)	2.02	%(6)
Net investment loss	(0.86)%	(0.41)%	(0.29	)%(2)	(1.10)%		(1.25)%
Portfolio Turnover of the Portfolio	274%	206%	144%		208%		201%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.13)%.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

See notes to financial statements

9

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Multi-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.7% at August 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $75,650,411 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017.

Additionally, at August 31, 2009, the Fund had a net capital loss of $53,463,854 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2010.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended August 31,
	2009	2008

Distributions declared from:
Ordinary income	$1,128,312	$13,338,991
Long-term capital gains	$1,223,407	$16,746,570

During the year ended August 31, 2009, accumulated net realized loss was increased by $380,106, accumulated net investment loss was increased by $18,001, and paid in capital was increased by $398,107 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,084,141
Capital loss carryforward and post October losses	$(129,114,265)
Net unrealized appreciation	$39,951,475

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2009, EVM earned $20,476 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,250 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2009 amounted to $328,090 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to

11

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2009, the Fund paid or accrued to EVD $58,466 and $139,237 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $130,000 and $2,740,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2009 amounted to $19,493 and $46,413 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2009, the Fund was informed that EVD received approximately $5,000, $32,000 and $23,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $71,536,059 and $116,430,455, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2009	2008

Sales	11,394,724	20,480,691
Issued to shareholders electing to receive payments of distributions in Fund shares	391,829	2,141,801
Redemptions	(17,211,083)	(6,704,732)
Exchange from Class B shares	137,759	104,640

Net increase (decrease)	(5,286,771)	16,022,400

	Year Ended August 31,
Class B	2009	2008

Sales	278,603	825,953
Issued to shareholders electing to receive payments of distributions in Fund shares	21,373	162,240
Redemptions	(653,348)	(263,350)
Exchange to Class A shares	(141,275)	(106,618)

Net increase (decrease)	(494,647)	618,225

	Year Ended August 31,
Class C	2009	2008

Sales	1,406,264	2,987,368
Issued to shareholders electing to receive payments of distributions in Fund shares	47,718	179,841
Redemptions	(1,715,142)	(520,994)

Net increase (decrease)	(261,160)	2,646,215

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust
and Shareholders of Eaton Vance
Multi-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund as of August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

13

Eaton Vance Multi-Cap Growth Fund as of August 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates $1,032,464 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 60.31% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $1,263,488 as a capital gain dividend.

14

Multi-Cap Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.8%

Security	Shares	Value

Auto Components — 0.9%

Goodyear Tire & Rubber Co. (The)(1)	110,900	$1,828,741

		$1,828,741

Biotechnology — 0.0%

Genzyme Corp.(1)(2)	91	$5,070

		$5,070

Building Products — 3.3%

Lennox International, Inc.(2)	20,400	$731,952
Owens Corning, Inc.(1)(2)	259,500	5,797,230

		$6,529,182

Capital Markets — 3.0%

Aberdeen Asset Management PLC(2)	110,825	$247,018
Affiliated Managers Group, Inc.(1)(2)	31,880	2,082,720
Goldman Sachs Group, Inc.(2)	10,700	1,770,422
Morgan Stanley(2)	58,100	1,682,576

		$5,782,736

Chemicals — 2.2%

Celanese Corp., Class A	99,000	$2,521,530
Solutia, Inc.(1)(2)	141,100	1,725,653

		$4,247,183

Commercial Banks — 3.0%

First Horizon National Corp.(1)(2)	103	$1,378
SVB Financial Group(1)(2)	17,828	708,663
Wells Fargo & Co.(2)	190,600	5,245,312

		$5,955,353

Commercial Services & Supplies — 0.8%

Copart, Inc.(1)(2)	45,200	$1,597,368

		$1,597,368

Communications Equipment — 2.4%

Brocade Communications Systems, Inc.(1)(2)	282,200	$2,040,306
Research In Motion, Ltd.(1)(2)	37,200	2,717,832

		$4,758,138

Computers & Peripherals — 1.8%

3PAR, Inc.(1)(2)	172,300	$1,523,132
Synaptics, Inc.(1)(2)	74,300	1,915,454

		$3,438,586

Consumer Finance — 3.9%

American Express Co.	48,400	$1,636,888
Discover Financial Services	437,300	6,012,875

		$7,649,763

Diversified Consumer Services — 4.4%

Apollo Group, Inc., Class A(1)(2)	70,900	$4,595,738
Corinthian Colleges, Inc.(1)(2)	204,600	3,922,182

		$8,517,920

Diversified Financial Services — 0.9%

JPMorgan Chase & Co.(2)	39,800	$1,729,708

		$1,729,708

Electrical Equipment — 3.4%

Baldor Electric Co.(2)	70,500	$1,978,935
GrafTech International, Ltd.(1)(2)	334,900	4,765,627

		$6,744,562

Electronic Equipment, Instruments & Components — 0.1%

Itron, Inc.(1)(2)	4,000	$219,160

		$219,160

Energy Equipment & Services — 1.4%

Nabors Industries, Ltd.(1)(2)	64,600	$1,142,128
Patterson-UTI Energy, Inc.(2)	80,700	1,072,503
Pride International, Inc.(1)(2)	16,759	432,047
Seahawk Drilling, Inc.(1)(2)	1,037	23,121

		$2,669,799

Health Care Equipment & Supplies — 0.5%

Cooper Cos., Inc. (The)(2)	166	$4,535
Masimo Corp.(1)(2)	36,600	919,392

		$923,927

See notes to financial statements

15

Multi-Cap Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 3.6%

CIGNA Corp.(2)	172,300	$5,070,789
Express Scripts, Inc.(1)(2)	16,100	1,162,742
Health Management Associates, Inc., Class A(1)(2)	107,700	744,207

		$6,977,738

Hotels, Restaurants & Leisure — 2.2%

Bally Technologies, Inc.(1)(2)	25,800	$1,043,094
Scientific Games Corp., Class A(1)	207,800	3,204,276

		$4,247,370

Household Durables — 2.7%

Mohawk Industries, Inc.(1)(2)	19,900	$997,388
Tempur-Pedic International, Inc.(1)(2)	146,400	2,166,720
Whirlpool Corp.(2)	34,000	2,183,140

		$5,347,248

Household Products — 0.4%

Church & Dwight Co., Inc.(2)	15,000	$856,950

		$856,950

Insurance — 4.3%

Allied World Assurance Holdings, Ltd.(2)	77,500	$3,590,575
Fairfax Financial Holdings, Ltd.	1,420	481,110
Lincoln National Corp.	87,200	2,200,928
Prudential Financial, Inc.(2)	43,776	2,214,190

		$8,486,803

Internet & Catalog Retail — 3.3%

Netflix, Inc.(1)(2)	40,300	$1,759,498
Priceline.com, Inc.(1)(2)	30,515	4,698,700

		$6,458,198

Internet Software & Services — 0.8%

Omniture, Inc.(1)(2)	112,000	$1,602,720

		$1,602,720

IT Services — 5.7%

Accenture, Ltd., Class A(2)	54,900	$1,811,700
Alliance Data Systems Corp.(1)(2)	65,100	3,616,956
Euronet Worldwide, Inc.(1)(2)	30,000	708,600
MasterCard, Inc., Class A(2)	14,700	2,978,661
Western Union Co.	96,900	1,748,076
Wright Express Corp.(1)(2)	11,000	346,720

		$11,210,713

Media — 3.3%

Arbitron, Inc.(2)	100,220	$1,836,031
Liberty Entertainment, Series A(1)	169,100	4,716,199

		$6,552,230

Metals & Mining — 2.8%

Gammon Gold, Inc.(1)(2)	157,000	$1,056,610
Thompson Creek Metals Co., Inc.(1)	70,000	805,024
Walter Energy, Inc.(2)	70,000	3,633,700

		$5,495,334

Multiline Retail — 0.9%

Big Lots, Inc.(1)(2)	72,100	$1,832,782

		$1,832,782

Oil, Gas & Consumable Fuels — 6.6%

Brigham Exploration Co.(1)(2)	194,509	$1,274,034
Chesapeake Energy Corp.(2)	79,700	1,820,348
Massey Energy Co.(2)	144,300	3,907,644
Newfield Exploration Co.(1)(2)	26,900	1,040,761
Petrohawk Energy Corp.(1)	103,900	2,236,967
Uranium One, Inc.(1)	1,186,500	2,655,332

		$12,935,086

Personal Products — 1.1%

Avon Products, Inc.(2)	65,700	$2,093,859

		$2,093,859

Pharmaceuticals — 2.9%

Biovail Corp.(2)	121,700	$1,548,024
King Pharmaceuticals, Inc.(1)(2)	176,600	1,833,108
Perrigo Co.(2)	18,000	531,360
Teva Pharmaceutical Industries, Ltd. ADR(2)	35,500	1,828,250

		$5,740,742

Real Estate Investment Trusts (REITs) — 0.4%

Chimera Investment Corp.(2)	184,668	$701,738

		$701,738

See notes to financial statements

16

Multi-Cap Growth Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Road & Rail — 1.3%

Kansas City Southern(1)(2)	107,700	$2,574,030

		$2,574,030

Semiconductors & Semiconductor Equipment — 7.8%

Atheros Communications, Inc.(1)(2)	109,500	$3,026,580
Cirrus Logic, Inc.(1)	329,600	1,634,816
NVIDIA Corp.(1)(2)	284,300	4,128,036
ON Semiconductor Corp.(1)(2)	564,677	4,556,943
Tessera Technologies, Inc.(1)	76,400	1,919,932

		$15,266,307

Software — 1.7%

Check Point Software Technologies, Ltd.(1)(2)	106,500	$2,968,155
Rosetta Stone, Inc.(1)(2)	16,756	369,470

		$3,337,625

Specialty Retail — 2.1%

Advance Auto Parts, Inc.(2)	88,598	$3,747,695
Children’s Place Retail Stores, Inc. (The)(1)(2)	15,000	454,950

		$4,202,645

Textiles, Apparel & Luxury Goods — 5.4%

Gildan Activewear, Inc.(1)	372,600	$7,671,834
Hanesbrands, Inc.(1)(2)	135,700	2,857,842

		$10,529,676

Wireless Telecommunication Services — 2.5%

Crown Castle International Corp.(1)(2)	178,800	$4,802,568

		$4,802,568

Total Common Stocks
(identified cost $138,080,291)		$183,849,558

Investment Funds — 1.4%

Security	Shares	Value

Capital Markets — 1.4%

iShares Russell 2000 Index Fund(2)	100	$5,715
MidCap SPDR Trust, Series 1(2)	23,003	2,734,827
SPDR Trust, Series 1	100	10,255

Total Investment Funds
(identified cost $2,417,442)		$2,750,797

Short-Term Investments — 34.0%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$9,400	$9,399,620
Eaton Vance Cash Collateral Fund, LLC, 0.44%(3)(4)	57,165	57,164,650

Total Short-Term Investments
(identified cost $66,564,270)		$66,564,270

Total Investments — 129.2%
(identified cost $207,062,003)		$253,164,625

Other Assets, Less Liabilities — (29.2)%		$(57,164,918)

Net Assets — 100.0%		$195,999,707

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at August 31, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

17

Multi-Cap Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Unaffiliated investments, at value including $54,955,166 of securities on loan (identified cost, $140,497,733)	$186,600,355
Affiliated investments, at value (identified cost, $66,564,270)	66,564,270
Dividends receivable	70,404
Securities lending income receivable	91,582

Total assets	$253,326,611

Liabilities

Collateral for securities loaned	$57,164,650
Payable to affiliate:
Investment adviser fee	93,386
Accrued expenses	68,868

Total liabilities	$57,326,904

Net Assets applicable to investors interest in Portfolio	$195,999,707

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$149,897,085
Net unrealized appreciation	46,102,622

Total	$195,999,707

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends (net of foreign taxes, $10,834)	$1,532,444
Securities lending income, net	491,558
Interest income allocated from affiliated investment	81,357
Expenses allocated from affiliated investment	(35,326)

Total investment income	$2,070,033

Expenses

Investment adviser fee	$965,060
Trustees’ fees and expenses	6,737
Custodian fee	135,979
Legal and accounting services	45,683
Miscellaneous	11,450

Total expenses	$1,164,909

Net investment income	$905,124

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(120,492,602)
Investment transactions allocated from affiliated investment	(397,442)
Foreign currency transactions	52,422

Net realized loss	$(120,837,622)

Change in unrealized appreciation (depreciation) —
Investments	$14,658,076

Net change in unrealized appreciation (depreciation)	$14,658,076

Net realized and unrealized loss	$(106,179,546)

Net decrease in net assets from operations	$(105,274,422)

See notes to financial statements

18

Multi-Cap Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$905,124	$1,922,934
Net realized loss from investment and foreign currency transactions	(120,837,622)	(9,482,091)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,658,076	(2,530,775)

Net decrease in net assets from operations	$(105,274,422)	$(10,089,932)

Capital transactions —
Contributions	$73,382,984	$252,884,501
Withdrawals	(117,373,596)	(75,593,373)

Net increase (decrease) in net assets from capital transactions	$(43,990,612)	$177,291,128

Net increase (decrease) in net assets	$(149,265,034)	$167,201,196

Net Assets

At beginning of year	$345,264,741	$178,063,545

At end of year	$195,999,707	$345,264,741

See notes to financial statements

19

Multi-Cap Growth Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2009	2008	2007		2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses	0.75%	0.70%	0.74%		0.75	%(1)	0.75	%(1)
Net investment income	0.57%	0.79%	0.95	%(2)	0.15%		0.02%
Portfolio Turnover	274%	206%	144%		208%		201%

Total Return	(30.08)%	2.84%	37.91%		8.06%		23.55%

Net assets, end of year (000’s omitted)	$196,000	$345,265	$178,064		$122,415		$122,884

(1)	The investment adviser waived a portion of its adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(2)	Includes special dividends equal to 0.88% of average daily net assets.

See notes to financial statements

20

Multi-Cap Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Multi-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2009, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 98.7% and 1.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and

21

Multi-Cap Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to and including $300 million and 0.50% of the Portfolio’s average daily net assets over $300 million, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended August 31, 2009, the Portfolio’s investment adviser fee totaled $999,248 of which $34,188 was allocated from Cash Management and $965,060 was paid or accrued directly by the Portfolio. For the year ended August 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.625% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2009,

22

Multi-Cap Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $444,722,536 and $475,870,270, respectively, for the year ended August 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$212,794,940

Gross unrealized appreciation	$41,571,473
Gross unrealized depreciation	(1,201,788)

Net unrealized appreciation	$40,369,685

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $36,789 for the year ended August 31, 2009. At August 31, 2009, the value of the securities loaned and the value of the collateral received amounted to $54,955,166 and $57,164,650, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. For the year ended August 31, 2009, the Portfolio realized losses of $397,442 on its investment of cash collateral in connection with securities lending.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Capital Markets	$5,535,718	$247,018		$—	$5,782,736
Other	178,066,822	—		—	178,066,822

Total Common Stocks	$183,602,540	$247,018	*	$—	$183,849,558

Investment Funds	$2,750,797	$—		$—	$2,750,797
Short-Term Investments	66,564,270	—		—	66,564,270

Total Investments	$252,917,607	$247,018		$—	$253,164,625

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

23

Multi-Cap Growth Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of August 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

24

Multi-Cap Growth Portfolio as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Multi-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for each of the three years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Multi-Cap Growth Portfolio as of August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

25

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

27

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

29

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

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Investment Adviser of Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Multi-Cap Growth Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

444-10/09	GFSRC

Eaton Vance
Investment Managers

Annual Report August 31, 2009

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Annual Report August 31 , 2009 EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	Global equity markets were divided during the year ending August 31, 2009. Steep declines in the first half of the fiscal year were followed by a significant rally in the second half. During the first half of the year—one of the toughest ever in modern financial history—the health care sector did not decline as severely as the broader market. The second half of the fiscal year was a healing period for equity markets. Stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by economic and credit market improvements.
OrbiMed Advisors, LLC
Samuel D. Isaly
Lead Portfolio Manager
Sven H. Borho, CFA
Geoffrey C. Hsu, CFA
Richard D. Klemm, Ph.D., CFA
Trevor M. Polischuk, Ph.D.
•	The dominant industry theme during the second half of the year was health care reform. Several competing health care reform proposals were pressed forward by various congressional factions. The Congressional Budget Office’s projected cost exceeded $1.6 trillion over the next decade for a plan that would only cover perhaps one-third of the nearly fifty million people in the U.S. without health care insurance. There was bipartisan “sticker shock” and disappointment over these results, which resulted in efforts to find cheaper and broader coverage alternatives with a 10-year price tag of $1 trillion or less.
•	One positive trend that emanated from Washington D.C. was a noticeable uptick in new drug approvals. For example, approvals of innovative new drugs during the second quarter of 2009 ran approximately 25% higher than during the same period in 2008 or 2007. These new approvals include some drugs that have potential side effects and/or safety concerns. Thus, management believes that there are some promising, but still early, indications that the new Food and Drug Administration Commissioner, Margaret Hamburg, and the Deputy Commissioner, Joshua Sharfstein, are making a positive impact on the agency’s effectiveness and willingness to balance safety and efficacy considerations.
Management Discussion
•	For the year ending August 31, 2009, the Fund[1] had negative performance, primarily because of extreme pessimism in the broader stock market during the first half of the year. Nevertheless, the Fund outperformed the S&P 500 Index, the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index (the MSCI World Pharma Index) and its Lipper peer group.[2] The Fund’s relative performance was helped in the first half of the year by its significant underweighting in large pharmaceutical companies, which performed poorly during this period, and an overweighted allocation among large biotechnology companies, which performed well.

Total Return Performance
8/31/08 - 8/31/09

Class A3	-6.40%
Class B3	-7.10
Class C3	-7.18
Class R3	-6.63
S&P 500 Index[2]	-18.25
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index[2]	-8.85
Lipper Health/Biotechnology Funds Average[2]	-10.88
See page 3 for more performance information.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
[1]	The Fund currently invests in a separately registered investment company, Worldwide Health Sciences Portfolio, with the same investment objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In the second half of the fiscal year, the Fund’s relative performance versus the MSCI World Pharma Index benefited from its holdings of companies involved in merger and acquisition activity. The Fund was invested in several key acquisition targets during the period. Equally important was the fact that the Fund was not invested, at the time of deal announcements, in many of the acquiring companies, which typically decline following a deal announcement. The Fund’s emphasis on large biotechnology companies, which performed well in the second half of the year, continued to benefit performance, as did its significant underweight in large pharmaceuticals, which continued to lag. Finally, the Fund did not own stocks in the health care services sector, which had rallied prior to 2008 but experienced declines during the year.

•	Management emphasizes U.S.-based companies in the biotechnology sector, as well as relatively modest positions in Europe and Japan. Within Europe, the Fund held a mix of specialty and large pharmaceutical companies, while in Japan, its holdings are focused on generic drug manufacturers.
Top 10 Holdings1
By net assets

Johnson & Johnson	5.2%
Roche Holding AG	4.4
Genzyme Corp.	4.1
Vertex Pharmaceuticals, Inc.	3.7
Gilead Sciences, Inc.	3.7
Amgen, Inc.	3.5
Shire PLC ADR	3.5
Novartis AG	3.4
Endo Pharmaceuticals Holdings, Inc.	3.3
Shionogi & Co., Ltd.	3.3

[1]	Top 10 Holdings represented 38.1% of the Portfolio’s net assets as of 8/31/09. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Regional Distribution2
By net assets
Market Capitalization Distribution2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 8/31/09.

2

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of common stocks trading in the U.S., and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index, a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products in developed markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class R
Share Class Symbol	ETHSX	EMHSX	ECHSX	N.A.

Average Annual Total Returns (at net asset value)
One Year	-6.40%	-7.10%	-7.18%	-6.63%
Five Years	4.19	3.41	3.41	3.94
Ten Years	8.84	8.03	8.03	N.A.
Life of Fund†	13.44	9.45	9.19	3.76
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-11.75%	-11.10%	-7.98%	-6.63%
Five Years	2.97	3.10	3.41	3.94
Ten Years	8.20	8.03	8.03	N.A.
Life of Fund†	13.16	9.45	9.19	3.76

†	Inception Dates — Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class R

Expense Ratio	1.52%	2.27%	2.27%	1.77%
*	Source: Lipper, Inc. Class A of the Fund commenced investment operations on 7/26/85.

A $10,000 hypothetical investment at net asset value in Class B shares on 8/31/99, Class C shares on 8/31/99 and Class R shares on 9/8/03 (commencement of operations) would have been valued at $21,653, $21,659, and $12,472, respectively, on 8/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes.
[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

[2]	Source: Prospectus dated 1/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 – August 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/09)	(8/31/09)	(3/1/09 – 8/31/09)

Actual
Class A	$1,000.00	$1,189.40	$11.92
Class B	$1,000.00	$1,185.60	$16.03
Class C	$1,000.00	$1,185.60	$16.03
Class R	$1,000.00	$1,188.50	$13.24

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.30	$10.97
Class B	$1,000.00	$1,010.50	$14.75
Class C	$1,000.00	$1,010.50	$14.75
Class R	$1,000.00	$1,013.10	$12.18

*	Expenses are equal to the Fund’s annualized expense ratio of 2.16% for Class A shares, 2.91% for Class B shares, 2.91% for Class C shares and 2.40% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,079,691,408)	$1,172,488,956
Receivable for Fund shares sold	975,477

Total assets	$1,173,464,433

Liabilities

Payable for Fund shares redeemed	$2,691,142
Payable to affiliates:
Management fee	234,564
Distribution and service fees	516,056
Accrued expenses	1,043,545

Total liabilities	$4,485,307

Net Assets	$1,168,979,126

Sources of Net Assets

Paid-in capital	$1,076,012,946
Accumulated net realized gain from Portfolio	50,996
Accumulated undistributed net investment income	117,636
Net unrealized appreciation from Portfolio	92,797,548

Total	$1,168,979,126

Class A Shares

Net Assets	$734,686,217
Shares Outstanding	84,159,803
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.73
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.26

Class B Shares

Net Assets	$182,893,309
Shares Outstanding	20,155,621
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.07

Class C Shares

Net Assets	$237,891,359
Shares Outstanding	26,217,301
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.07

Class R Shares

Net Assets	$13,508,241
Shares Outstanding	1,487,236
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $540,137)	$13,136,289
Interest allocated from Portfolio	324,276
Expenses allocated from Portfolio	(16,945,294)
Miscellaneous income	27,489

Total investment loss from Portfolio	$(3,457,240)

Expenses

Management fee	$2,980,887
Distribution and service fees
Class A	1,986,539
Class B	2,194,933
Class C	2,358,727
Class R	56,356
Trustees’ fees and expenses	500
Custodian fee	39,226
Transfer and dividend disbursing agent fees	2,891,537
Legal and accounting services	37,520
Printing and postage	406,554
Registration fees	81,116
Miscellaneous	18,476

Total expenses	$13,052,371

Net investment loss	$(16,509,611)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$40,396,610
Foreign currency transactions	(467,860)

Net realized gain	$39,928,750

Change in unrealized appreciation (depreciation) —
Investments	$(181,412,208)
Foreign currency	154,695

Net change in unrealized appreciation (depreciation)	$(181,257,513)

Net realized and unrealized loss	$(141,328,763)

Net decrease in net assets from operations	$(157,838,374)

See notes to financial statements

5

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment loss	$(16,509,611)	$(10,190,368)
Net realized gain from investment and foreign currency transactions	39,928,750	219,933,662
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(181,257,513)	(114,470,659)

Net increase (decrease) in net assets from operations	$(157,838,374)	$95,272,635

Distributions to shareholders —
From net realized gain
Class A	$(126,936,319)	$(153,030,055)
Class B	(32,742,907)	(57,694,384)
Class C	(33,381,021)	(46,661,929)
Class R	(1,487,876)	(1,188,809)

Total distributions to shareholders	$(194,548,123)	$(258,575,177)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$167,799,033	$134,532,034
Class B	9,784,260	12,201,887
Class C	29,274,295	25,365,306
Class R	8,576,498	4,647,811
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	110,071,790	135,768,436
Class B	27,514,436	47,376,523
Class C	23,782,263	33,049,869
Class R	1,350,299	1,027,286
Cost of shares redeemed
Class A	(404,541,769)	(237,089,995)
Class B	(54,263,515)	(96,209,511)
Class C	(55,465,012)	(68,873,877)
Class R	(4,868,788)	(1,965,782)
Net asset value of shares exchanged
Class A	56,487,895	29,823,192
Class B	(56,487,895)	(29,823,192)
Redemption fees	41,604	9,080

Net decrease in net assets from Fund share transactions	$(140,944,606)	$(10,160,933)

Net decrease in net assets	$(493,331,103)	$(173,463,475)

Net Assets

At beginning of year	$1,662,310,229	$1,835,773,704

At end of year	$1,168,979,126	$1,662,310,229

Accumulated undistributed net investment income included in net assets

At end of year	$117,636	$1,962,812

See notes to financial statements

6

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2009	2008		2007		2006		2005

Net asset value — Beginning of year	$10.900	$11.950		$11.230		$10.870		$9.880

Income (Loss) From Operations

Net investment loss(1)	$(0.087)	$(0.033)		$(0.049)		$(0.075)		$(0.071)
Net realized and unrealized gain (loss)	(0.737)	0.783		0.940		0.435		1.061

Total income (loss) from operations	$(0.824)	$0.750		$0.891		$0.360		$0.990

Less Distributions

From net realized gain	$(1.346)	$(1.800)		$(0.171)		$—		$—

Total distributions	$(1.346)	$(1.800)		$(0.171)		$—		$—

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)

Net asset value — End of year	$8.730	$10.900		$11.950		$11.230		$10.870

Total Return(3)	(6.40)%	6.86%		8.00%		3.31%		10.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$734,686	$1,031,342		$1,058,768		$1,277,200		$1,387,658
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.11%	1.52	%(6)	1.32	%(6)	1.49	%(6)	1.56	%(6)
Net investment loss	(1.03)%	(0.31)%		(0.42)%		(0.68)%		(0.70)%
Portfolio Turnover of the Portfolio	54%	69%		46%		14%		13%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

7

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2009	2008		2007		2006		2005

Net asset value — Beginning of year	$11.340	$12.450		$11.780		$11.480		$10.520

Income (Loss) From Operations

Net investment loss(1)	$(0.158)	$(0.118)		$(0.142)		$(0.168)		$(0.157)
Net realized and unrealized gain (loss)	(0.766)	0.808		0.983		0.468		1.117

Total income (loss) from operations	$(0.924)	$0.690		$0.841		$0.300		$0.960

Less Distributions

From net realized gain	$(1.346)	$(1.800)		$(0.171)		$—		$—

Total distributions	$(1.346)	$(1.800)		$(0.171)		$—		$—

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)

Net asset value — End of year	$9.070	$11.340		$12.450		$11.780		$11.480

Total Return(3)	(7.10)%	6.03%		7.20%		2.61%		9.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$182,893	$321,888		$429,929		$554,897		$678,958
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.86%	2.27	%(6)	2.07	%(6)	2.24	%(6)	2.31	%(6)
Net investment loss	(1.79)%	(1.06)%		(1.17)%		(1.43)%		(1.46)%
Portfolio Turnover of the Portfolio	54%	69%		46%		14%		13%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

8

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2009	2008		2007		2006		2005

Net asset value — Beginning of year	$11.350	$12.450		$11.780		$11.480		$10.520

Income (Loss) From Operations

Net investment loss(1)	$(0.157)	$(0.118)		$(0.142)		$(0.167)		$(0.157)
Net realized and unrealized gain (loss)	(0.777)	0.818		0.983		0.467		1.117

Total income (loss) from operations	$(0.934)	$0.700		$0.841		$0.300		$0.960

Less Distributions

From net realized gain	$(1.346)	$(1.800)		$(0.171)		$—		$—

Total distributions	$(1.346)	$(1.800)		$(0.171)		$—		$—

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)

Net asset value — End of year	$9.070	$11.350		$12.450		$11.780		$11.480

Total Return(3)	(7.18)%	6.12%		7.20%		2.61%		9.20%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$237,891	$298,695		$339,812		$424,176		$484,652
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.86%	2.27	%(6)	2.07	%(6)	2.24	%(6)	2.31	%(6)
Net investment loss	(1.80)%	(1.06)%		(1.17)%		(1.43)%		(1.46)%
Portfolio Turnover of the Portfolio	54%	69%		46%		14%		13%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

9

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended August 31,

	2009	2008		2007		2006		2005

Net asset value — Beginning of year	$11.300	$12.350		$11.630		$11.280		$10.280

Income (Loss) From Operations

Net investment loss(1)	$(0.113)	$(0.061)		$(0.082)		$(0.106)		$(0.096)
Net realized and unrealized gain (loss)	(0.761)	0.811		0.973		0.456		1.096

Total income (loss) from operations	$(0.874)	$0.750		$0.891		$0.350		$1.000

Less Distributions

From net realized gain	$(1.346)	$(1.800)		$(0.171)		$—		$—

Total distributions	$(1.346)	$(1.800)		$(0.171)		$—		$—

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$—		$0.000	(2)

Net asset value — End of year	$9.080	$11.300		$12.350		$11.630		$11.280

Total Return(3)	(6.63)%	6.62%		7.73%		3.10%		9.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,508	$10,386		$7,265		$5,664		$3,101
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.36%	1.77	%(6)	1.57	%(6)	1.74	%(6)	1.81	%(6)
Net investment loss	(1.30)%	(0.55)%		(0.68)%		(0.92)%		(0.91)%
Portfolio Turnover of the Portfolio	54%	69%		46%		14%		13%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

10

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of August 31, 2009, the Fund offered four classes of shares. Effective September 30, 2009, the Fund began offering Class I shares which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A or Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

11

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended August 31,
	2009	2008

Distributions declared from:
Ordinary income	$3,873,830	$	— .
Long-term capital gains	$190,674,293		$258,575,177

During the year ended August 31, 2009, accumulated net realized gain was decreased by $25,179,732, accumulated net investment loss was decreased by $14,664,435, and paid-in capital was increased by $10,515,297 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$92,966,180

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. Pursuant to the management fee agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion, 0.20% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2009, the management fee was equivalent to 0.24% of the Fund’s average daily net assets and amounted to $2,980,887.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2009, EVM earned $141,789 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $111,807 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2009. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2009 amounted to $1,986,539 for Class A shares.

12

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2009, the Fund paid or accrued to EVD $1,646,200 and $1,769,045 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $9,962,000 and $58,034,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2009, the Fund paid or accrued to EVD $28,178, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2009 amounted to $548,733, $589,682 and $28,178 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2009, the Fund was informed that EVD received approximately $2,000, $286,000 and $17,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $179,128,503 and $526,382,216, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2009	2008

Sales	19,607,359	12,708,619
Issued to shareholders electing to receive payments of distributions in Fund shares	13,793,457	12,942,653
Redemptions	(50,581,854)	(22,586,358)
Exchange from Class B shares	6,742,220	2,933,175

Net increase (decrease)	(10,438,818)	5,998,089

13

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended August 31,
Class B	2009	2008

Sales	1,122,004	1,105,513
Issued to shareholders electing to receive payments of distributions in Fund shares	3,303,054	4,318,735
Redemptions	(6,170,065)	(8,771,964)
Exchange to Class A shares	(6,477,377)	(2,813,467)

Net decrease	(8,222,384)	(6,161,183)

	Year Ended August 31,
Class C	2009	2008

Sales	3,367,884	2,286,873
Issued to shareholders electing to receive payments of distributions in Fund shares	2,855,013	3,012,750
Redemptions	(6,330,077)	(6,266,992)

Net decrease	(107,180)	(967,369)

	Year Ended August 31,
Class R	2009	2008

Sales	966,849	420,484
Issued to shareholders electing to receive payments of distributions in Fund shares	162,491	94,333
Redemptions	(560,854)	(184,176)

Net increase	568,486	330,641

For the years ended August 31, 2009 and August 31, 2008, the Fund received $41,604 and $9,080, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and
Shareholders of Eaton Vance Worldwide Health
Sciences Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

15

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends. The Fund designates $190,674,293 as a capital gain dividend.

16

Worldwide Health Sciences Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.60%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization - Europe — 16.13%(1)

Merck KGaA	368,000	$33,403,259	2.85%
Novartis AG	846,000	39,299,335	3.35
Roche Holding AG	325,000	51,764,580	4.41
Shire PLC ADR	832,600	41,263,656	3.52
Teva Pharmaceutical Industries, Ltd. ADR	455,000	23,432,500	2.00

		$189,163,330	16.13%

Major Capitalization - Far East — 3.34%(1)

Shionogi & Co., Ltd.	1,600,000	$39,117,184	3.34%

		$39,117,184	3.34%

Major Capitalization - North America — 39.58%(1)

Allergan, Inc.	465,000	$26,002,800	2.22%
Amgen, Inc.(2)	692,000	41,340,080	3.52
Baxter International, Inc.	653,000	37,168,760	3.17
Biogen Idec, Inc.(2)	719,000	36,100,990	3.08
Bristol-Myers Squibb Co.	1,621,000	35,872,730	3.06
Covidien, Ltd.	610,000	24,137,700	2.06
Genzyme Corp.(2)	860,000	47,910,600	4.09
Gilead Sciences, Inc.(2)	950,000	42,807,000	3.65
Johnson & Johnson	1,000,000	60,440,000	5.15
St. Jude Medical, Inc.(2)	180,000	6,937,200	0.59
Thermo Fisher Scientific, Inc.(2)	586,000	26,493,060	2.26
Vertex Pharmaceuticals, Inc.(2)	1,150,000	43,021,500	3.67
Wyeth	750,000	35,887,500	3.06

		$464,119,920	39.58%

Small & Mid Capitalization -Europe — 4.51%(1)

Elan Corp. PLC ADR(2)	3,800,000	$27,474,000	2.34%
Genmab AS(2)	302,900	8,559,205	0.73
Nobel Biocare Holding AG	550,000	16,848,819	1.44

		$52,882,024	4.51%

Small & Mid Capitalization - Far East — 6.21%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	735,000	$25,519,596	2.18%
Sawai Pharmaceutical Co., Ltd.	410,000	23,631,564	2.01
Towa Pharmaceutical Co., Ltd.	470,000	23,665,844	2.02

		$72,817,004	6.21%

Small & Mid Capitalization - North America — 25.83%(1)

Alexion Pharmaceuticals, Inc.(2)	650,000	$29,341,000	2.50
Align Technology, Inc.(2)	1,591,900	21,331,460	1.82
Allos Therapeutics, Inc.(2)	1,692,900	12,442,815	1.06
BioMarin Pharmaceutical, Inc.(2)	1,302,000	21,443,940	1.83
Cubist Pharmaceuticals, Inc.(2)	910,900	18,837,412	1.61
Dendreon Corp.(2)	580,000	13,554,600	1.16
Endo Pharmaceuticals Holdings, Inc.(2)	1,739,800	39,267,286	3.35
Genomic Health, Inc.(2)	663,100	13,268,631	1.13
Gen-Probe, Inc.(2)	602,300	23,218,665	1.98
InterMune, Inc.(2)	989,900	15,026,682	1.28
Masimo Corp.(2)	707,100	17,762,352	1.52
Mylan, Inc.(2)	1,350,000	19,804,500	1.69
NPS Pharmaceuticals, Inc.(2)	2,600,000	10,842,000	0.92
OSI Pharmaceuticals, Inc.(2)	575,000	19,216,500	1.64
United Therapeutics Corp.(2)	300,000	27,453,000	2.34

		$302,810,843	25.83%

Total Common Stocks
(identified cost $1,031,238,590)		$1,120,910,305

Convertible Preferred Stocks — 1.66%

			Percentage of
Security	Shares	Value	Net Assets

Small & Mid Capitalization - North America — 1.66%(1)

Mylan, Inc., 6.50%	20,000	$19,399,000	1.66%

		$19,399,000	1.66%

Total Convertible Preferred Stocks
(identified cost $16,575,000)		$19,399,000

Call Options — 0.00%

	Number of	Strike	Expiration		Percentage of
Description	Contracts	Price	Date	Value	Net Assets

Small & Mid Capitalization - North America — 0.00%(1)

Orchid Cellmark, Inc.(2)(3)	1,600	$21.7	7/24/2011	$0	0.00%
Orchid Cellmark, Inc.(2)(3)	649	23.5	7/24/2011	13	0.00

See notes to financial statements

17

Worldwide Health Sciences Portfolio as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Call Options — 0.00%

	Number of	Strike	Expiration		Percentage of
Description	Contracts	Price	Date	Value	Net Assets

Small & Mid Capitalization -North America (continued)

Orchid Cellmark, Inc.(2)(3)	649	$8.05	9/29/2011	$0	0.00%

				$13	0.00%

Total Call Options (identified cost $0)				$13

Short-Term Investments — 2.31%

	Interest		Percentage of
Description	(000’s Omitted)	Value	Net Assets

Cash Management Portfolio, 0.00%(4)	$27,113	$27,112,724	2.31%

Total Short-Term Investments
(identified cost $27,112,724)		$27,112,724

Total Investments
(identified cost $1,074,926,314)		$1,167,422,042	99.57%

Other Assets, Less Liabilities		$5,067,203	0.43%

Net Assets		$1,172,489,245	100.00%

ADR - American Depository Receipt

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2009.

See notes to financial statements

18

Worldwide Health Sciences Portfolio as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,047,813,590)	$1,140,309,318
Affiliated investment, at value (identified cost, $27,112,724)	27,112,724
Dividends receivable	513,250
Receivable for investments sold	6,556,195
Tax reclaims receivable	3,922,138

Total assets	$1,178,413,625

Liabilities

Payable for investments purchased	$4,525,186
Payable to affiliates:
Investment adviser fee	1,025,769
Administration fee	210,322
Accrued expenses	163,103

Total liabilities	$5,924,380

Net Assets applicable to investors interest in Portfolio	$1,172,489,245

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,079,624,667
Net unrealized appreciation	92,864,578

Total	$1,172,489,245

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends (net of foreign taxes, $540,137)	$13,136,292
Interest income allocated from affiliated investment	324,276
Expenses allocated from affiliated investment	(116,710)

Total investment income	$13,343,858

Expenses

Investment adviser fee	$13,648,951
Administration fee	2,670,933
Trustees’ fees and expenses	47,869
Custodian fee	340,170
Legal and accounting services	73,248
Miscellaneous	47,414

Total expenses	$16,828,585

Net investment loss	$(3,484,727)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$40,396,618
Foreign currency transactions	(467,860)

Net realized gain	$39,928,758

Change in unrealized appreciation (depreciation) —
Investments	$(181,413,883)
Foreign currency	156,345

Net change in unrealized appreciation (depreciation)	$(181,257,538)

Net realized and unrealized loss	$(141,328,780)

Net decrease in net assets from operations	$(144,813,507)

See notes to financial statements

19

Worldwide Health Sciences Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income (loss)	$(3,484,727)	$6,484,133
Net realized gain from investment and foreign currency transactions	39,928,758	219,933,698
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(181,257,538)	(114,470,675)

Net increase (decrease) in net assets from operations	$(144,813,507)	$111,947,156

Capital transactions —
Contributions	$179,128,503	$175,723,099
Withdrawals	(526,382,216)	(464,842,225)

Net decrease in net assets from capital transactions	$(347,253,713)	$(289,119,126)

Net decrease in net assets	$(492,067,220)	$(177,171,970)

Net Assets

At beginning of year	$1,664,556,465	$1,841,728,435

At end of year	$1,172,489,245	$1,664,556,465

See notes to financial statements

20

Worldwide Health Sciences Portfolio as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2009	2008		2007		2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.34%	0.81	%(2)	0.62	%(2)	0.81	%(2)	0.82	%(2)
Net investment income (loss)	(0.28)%	0.39%		0.28%		(0.01)%		0.03%
Portfolio Turnover	54%	69%		46%		14%		13%

Total Return	(5.67)%	7.62%		8.76%		4.03%		10.85%

Net assets, end of year (000’s omitted)	$1,172,489	$1,664,556		$1,841,728		$2,268,551		$2,563,397

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

21

Worldwide Health Sciences Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2009, Eaton Vance Worldwide Health Sciences Fund (the Fund) held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

22

Worldwide Health Sciences Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and OrbiMed, the fee is computed at an annual rate of 1.00% of the Portfolio’s first $30 million in average daily net assets, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. In addition, effective September 1, 1997, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor’s 500 Index over a 36-month performance period. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended August 31, 2009, the Portfolio’s investment adviser fee totaled $13,764,626 of which $115,675 was allocated from Cash Management and $13,648,951 was paid or accrued directly by the Portfolio. For the year ended August 31, 2009, the investment adviser fee, including an upward performance adjustment of $4,698,757, and including the portion allocated from Cash Management, was equivalent to 1.09% of the Portfolio’s average daily net assets.

23

Worldwide Health Sciences Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The administration fee is earned by EVM as compensation for administrative services rendered to the Portfolio. Pursuant to the administration agreement and subsequent fee reduction agreements between the Portfolio and EVM, the fee is computed at an annual rate of 0.225% of the Portfolio’s average daily net assets up to $500 million, 0.208% from $500 million up to $1 billion, 0.192% from $1 billion up to $1.5 billion, 0.175% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2009, the administration fee was equivalent to 0.21% of the Portfolio’s average daily net assets and amounted to $2,670,933.

Except for Trustees of the Portfolio who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $680,543,471 and $934,526,764, respectively, for the year ended August 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,074,757,682

Gross unrealized appreciation	$192,862,874
Gross unrealized depreciation	(100,198,514)

Net unrealized appreciation	$92,664,360

The net unrealized appreciation on foreign currency transactions at August 31, 2009 on a federal income tax basis was $368,850.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Concentration of Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s shares can also be impacted by regulatory activities that affect health sciences companies.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize

24

Worldwide Health Sciences Portfolio as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Major Capitalization – Europe	$64,696,156	$124,467,174		$—	$189,163,330
Major Capitalization – Far East	—	39,117,184		—	39,117,184
Major Capitalization – North America	464,119,920	—		—	464,119,920
Small & Mid Capitalization – Europe	27,474,000	25,408,024		—	52,882,024
Small & Mid Capitalization – Far East	—	72,817,004		—	72,817,004
Small & Mid Capitalization – North America	302,810,843	—		—	302,810,843

Total Common Stocks	$859,100,919	$261,809,386	*	$—	$1,120,910,305

Convertible Preferred Stocks
Small & Mid Capitalization – North America	$19,399,000	$—		$—	$19,399,000

Total Convertible Preferred Stocks	$19,399,000	$—		$—	$19,399,000

Call Options	$—	$—		$13	$13
Short-Term Investments	27,112,724	—		—	27,112,724

Total Investments	$905,612,643	$261,809,386		$13	$1,167,422,042

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investment in
Call Options

Balance as of August 31, 2008	$269
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(256)
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of August 31, 2009	$13

Change in net unrealized appreciation (depreciation) on investments still held as of August 31, 2009*	$(256)

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 19, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

25

Worldwide Health Sciences Portfolio as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Worldwide Health Sciences Portfolio:
We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for each of the three years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2009

26

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with OrbiMed Advisors, LLC (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered the EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters

28

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management, advisory and administrative fee rates payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

30

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Samuel D. Isaly(2) 3/12/45	President of the Portfolio	Since 2002	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Portfolio	Since 2002	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC
767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Worldwide Health Sciences Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

426-10/09	HSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Asian Small Companies Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 7 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2008 and August 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.
Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/08	8/31/09

Audit Fees	$13,395	$11,325
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,190
All Other Fees(3)	$0	$1,500
Total	$19,585	$19,015
Eaton Vance Global Growth Fund

Fiscal Years Ended	8/31/08	8/31/09

Audit Fees	$22,000	$22,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,130	$10,130
All Other Fees(3)	$0	$1,500
Total	$32,130	$33,630

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/08	8/31/09

Audit Fees	$15,885	$13,815
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,190
All Other Fees(3)	$0	$1,500
Total	$22,075	$21,505
Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/08	8/31/09

Audit Fees	$24,000	$24,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,130	$10,130
All Other Fees(3)	$0	$1,500
Total	$34,130	$35,630
Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/08	8/31/09

Audit Fees	$25,000	$25,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,130	$10,130
All Other Fees(3)	$0	$1,500
Total	$35,130	$36,630

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/07	8/31/08	9/30/08	8/31/09

Audit Fees	$21,790	$100,280	$23,530	$96,140
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$13,082	$42,770	$13,540	$42,770
All Other Fees(3)	$0	$0	$0	$7,500
Total	$34,872	$143,050	$37,070	$146,410

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds’ fiscal years ended August 31, 2008 and August 31, 2009, $35,000 and $40,000 was billed, respectively, by D&T for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/07	8/31/08	9/30/08	8/31/09

Registrant(1)	$13,082	$44,480	$13,540	$50,270
Eaton Vance(2)	$289,446	$419,722	$325,801	$250,539

(1)	Includes all of the Series of the Trust.

(2)	During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:	October 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	October 19, 2009

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:	October 19, 2009